UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	(811-04616)

Exact name of registrant as specified in charter:	Putnam High Yield Fund

Address of principal executive offices:	One Post Office Square, Boston, Massachusetts 02109

Name and address of agent for service:	Robert T. Burns, Vice President One Post Office Square Boston, Massachusetts 02109

Copy to:	Bryan Chegwidden, Esq. Ropes & Gray LLP 1211 Avenue of the Americas New York, New York 10036

Registrant's telephone number, including area code:	(617) 292-1000

Date of fiscal year end:	November 30, 2018

Date of reporting period:	December 1, 2017 — May 31, 2018

Item 1. Report to Stockholders:

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

A world of investing.®

Putnam Investments

Putnam High Yield Fund

Semiannual report

5 | 31 | 18

Income funds invest in bonds and other securities with the goal of providing a steady stream of income over time.

FUND SYMBOL
CLASS A
PHYIX

Putnam
High Yield
Fund

Semiannual report
5 | 31 | 18

Consider these risks before investing: Bond prices may fall or fail to rise over time for several reasons, including general financial market conditions, changing market perceptions (including perceptions about the risk of default and expectations about monetary policy or interest rates), changes in government intervention in the financial markets, and factors related to a specific issuer or industry. These and other factors may lead to increased volatility and reduced liquidity in the fund’s portfolio holdings. Lower-rated bonds may offer higher yields in return for more risk. Bond investments are subject to interest-rate risk (the risk of bond prices falling if interest rates rise) and credit risk (the risk of an issuer defaulting on interest or principal payments). Interest-rate risk is generally greater for longer-term bonds, and credit risk is generally greater for below-investment-grade bonds. Risks associated with derivatives include increased investment exposure (which may be considered leverage) and, in the case of over-the-counter instruments, the potential inability to terminate or sell derivatives positions and the potential failure of the other party to the instrument to meet its obligations. Unlike bonds, funds that invest in bonds have fees and expenses. You can lose money by investing in the fund.

Message from the Trustees

July 9, 2018

Dear Fellow Shareholder:

During the first half of 2018, conditions became more challenging for global financial markets. After an extended period of record advances and low volatility, a sharp downturn early in the year pushed the U.S. market into a brief correction. The market has since rallied, but both stocks and bonds have been more volatile, due in part to uncertainty surrounding trade policy and U.S. interest rates. Navigating a change in market trends is nothing new to Putnam’s experienced investment professionals, who continue to monitor risks and seek opportunities.

We would like to take this opportunity to extend our thanks to Jameson A. Baxter, who retired from her position as Chair of your Board of Trustees on June 30, 2018. It is hard to express in a few words the extent of Jamie’s commitment to protecting the interests of Putnam shareholders like you. In addition to her professional and directorship experience, Jamie brought intelligence, insight, and compassion to a board she served for decades. Jamie began as a Trustee in 1994, served as Vice Chair for six years, and became Chair in 2011. We are also pleased to announce the appointment of Kenneth R. Leibler as your new Board of Trustees Chair. Ken became a Trustee in 2006, has served as Vice Chair since 2016, and now leads the Board in overseeing your fund and protecting your interests.

Thank you for investing with Putnam.

High-yield bonds have a number of features that can make them a compelling addition to a variety of portfolios. For one, high-yield bonds can be an attractive supplement — or even alternative — to equities. Since the start of the “lost decade” in 2000, high-yield bonds have outpaced stocks by a significant margin, and they have done so with a fraction of the volatility. For investors concerned about the risk entailed in today’s equity markets, high-yield bonds may be worth considering.

High-yield bonds can help diversify a Treasury-oriented portfolio

High-yield bonds can also complement a portfolio geared toward Treasuries, the prices of which tend to move in the opposite direction of interest rates. High-yield bonds generally trade based on investors’ perceptions of the health of the underlying corporate issuer, rather than on rates alone. In a strengthening economy, corporate fundamentals are often improving, and that can make high-yield bonds more attractive.

Diversification does not assure a profit or protect against loss. It is possible to lose money in a diversifiedp ortfolio.

2 High Yield Fund

Sources: S&P, JPMorgan, as of 12/31/17. Stocks are represented by the S&P 500 Index. High-yield bonds are represented by the JPMorgan Developed High Yield Index. Standard deviation measures how widely a set of values varies from the mean. It is a historical measure of the variability of return earned by an investment portfolio. Past performance does not indicate future results. You cannot invest directly in an index.

Unlike stocks, bonds are subject to interest-rate risk, which means the prices of the fund’s bond investments are likely to fall if interest rates rise. Bond investments also are subject to credit risk, which is the risk that the issuer of the bond may default on payment of interest or principal. Interest-rate risk is generally greater for longer-term bonds, and credit risk is generally greater for below-investment-grade bonds, which may be considered speculative.

High Yield Fund 3

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. Share price, principal value, and return will fluctuate, and you may have a gain or a loss when you sell your shares. Performance of class A shares assumes reinvestment of distributions and does not account for taxes. Fund returns in the bar chart do not reflect a sales charge of 4.00%; had they, returns would have been lower. See below and pages 10–12 for additional performance information. For a portion of the periods, the fund had expense limitations, without which returns would have been lower. To obtain the most recent month-end performance, visit putnam.com.

* The fund’s benchmark, the JPMorgan Developed High Yield Index, was introduced on 12/31/94, which post-dates the inception of the fund’s class A shares.

† Returns for the six-month period are not annualized, but cumulative.

This comparison shows your fund’s performance in the context of broad market indexes for the six months ended 5/31/18. See above and pages 10–12 for additional fund performance information. Index descriptions can be found on pages 14–15.

4 High Yield Fund

Paul is Co-Head of Fixed Income at Putnam. He has an M.B.A. from the University of Chicago Booth School of Business and a B.A. from Colgate University. Paul joined Putnam in 1999 and has been in the investment industry since 1986.

In addition to Paul, your fund’s portfolio managers are Norman P. Boucher and Robert L. Salvin.

Paul, how would you describe the high-yield bond market during the period?

Early in the period, strong investor confidence and a series of new highs for U.S. stock indexes provided a supportive backdrop for high-yield debt. The high-yield market also benefited from reduced new issuance, rallying oil prices, and optimism surrounding U.S. tax reform.

The asset class began the new year on a high note, but reversed course in early February amid broad market volatility and a steady climb in the yield of the benchmark 10-year U.S. Treasury. High yield took another leg down in March, losing ground largely due to a policy rate hike by the Federal Reserve, an escalating trade dispute with China, and steep losses in technology stocks.

In April, the U.S. unemployment rate fell to 3.9%, its lowest level since December 2000. This development, coupled with oil prices that approached $70 per barrel, added to investor unease about inflation. Reflecting this concern, the yield on the 10-year Treasury reached 3% late in the month, its highest level in more than four years. Against this backdrop, high-yield bonds rallied during the first half of April, and then gave back some of that gain in the second

High Yield Fund 5

Credit qualities are shown as a percentage of the fund’s net assets as of 5/31/18. A bond rated BBB or higher (A-3 or higher, for short-term debt) is considered investment grade. This chart reflects the highest security rating provided by one or more of Standard & Poor’s, Moody’s, and Fitch. Ratings and portfolio credit quality will vary over time.

Cash and net other assets, if any, represent the market value weights of cash, derivatives, and short-term securities in the portfolio. The fund itself has not been rated by an independent rating agency.

This table shows the fund’s top 10 holdings and the percentage of the fund’s net assets that each represented as of 5/30/18. Short-term investments and derivatives, if any, are excluded. Holdings may vary over time.

6 High Yield Fund

half of the month. High yield finished the period with relatively flat performance in May, amid volatility in stocks, Treasuries, and oil prices.

Within the JPMorgan Developed High Yield Index, lower-quality bonds outpaced their higher-rated counterparts, reflecting continued demand for higher yields amid relatively tight credit spreads. B-rated bonds, which occupy the middle tier of credit quality, also performed well, returning roughly 1% and topping the fund’s benchmark. By industry, standouts included health care (+2%), energy (+2%), and broadcasting (+1%). Notable laggards included automotive (–5%), housing (–2%), and paper & packaging (–2%).

The fund trailed its benchmark and performed in line with the average return of its Lipper peer group. What factors had the greatest impact on relative performance?

Security selection in retail; technology; and gaming, lodging & leisure provided the biggest boost versus the benchmark. On the downside, picks in metals & mining, along with underweight exposure to health care and an overweight in housing, dampened relative performance.

Also, an allocation to floating-rate bank loans aided the fund’s relative results, as the asset class outperformed the fund’s high-yield benchmark this period.

Which individual holdings contributed to relative performance?

An overweight position in networking and communications provider Avaya was the top relative contributor. Early in the period, the firm successfully completed a debt restructuring and emerged from bankruptcy.

Bonds issued by retailers Neiman Marcus and J. Crew Group advanced after each company released better-than-expected results, including growth in online sales and more-stable in-store revenues.

An overweight in Valeant Pharmaceuticals also helped, as the company reported stronger-than-expected sales in 2018’s first quarter. Based on the strength of its Bausch & Lomb and branded drug segments, Valeant also revised its annual revenue guidance upward.

Which investments detracted versus the benchmark?

Our position in independent tire supplier American Tire Distributors declined when Goodyear Tire & Rubber announced that it would no longer purchase tires from the firm. Goodyear’s decision came on the heels of its announcement of a joint distribution venture with Bridgestone Americas called TireHub.

Underweighting index member Frontier Communications also worked against relative performance, as the telecom provider posted quarterly revenue that came in above analyst expectations.

What is your outlook for the coming months?

We evaluate the high-yield market through three lenses: fundamentals; valuation; and “technicals,” or the balance of supply and demand. As of period-end, we thought the fundamental environment was positive, whereas we had a more neutral outlook toward technicals and valuation.

Looking at fundamentals, we think U.S. economic data continue to provide a supportive backdrop. Gross domestic product expanded at an annual rate of 2.2% in the first quarter of 2018, slower than the 2.9% rate in the fourth quarter of 2017. While consumer spending

High Yield Fund 7

slowed in the first quarter, a key measure of business spending rose. Nonresidential fixed investment, which reflects investment in buildings, equipment, software, and more, grew at a robust 6.1% rate. Meanwhile, the U.S. unemployment rate fell to 3.8% in May, a 17-year low.

U.S. corporate profits were bolstered in the first quarter by the tax cuts enacted at the end of 2017. Earnings for companies in the S&P 500 Index grew by an average annual rate of 24%, while revenues expanded by 8%.

Including distressed exchanges, the U.S. high-yield default rate was 2.3% as of May 31 — modestly higher than it was at the same point last year, but still below the long-term historical average.

Given the stimulus provided by a lower corporate tax rate, along with generally positive sentiment across companies, we think growth for both the U.S. economy and corporate earnings is likely to strengthen over the balance of 2018.

Turning to valuation, high-yield credit spreads — the yield advantage U.S. high-yield bonds offer over comparable-maturity U.S. Treasuries — were at about four percentage points as of May 31. This level is lower than it was a year ago. As a result, the asset class is not compellingly cheap, but is in a range of fair value, in our view, given corporate fundamental strength. Against this backdrop, we think performance in 2018 will be driven by coupon income with limited capital appreciation potential. That said, given the firm economic backdrop and strong corporate fundamentals, we think high-yield corporate credit remains attractive for investors seeking income.

This chart shows how the fund’s credit quality has changed over the past six months. Credit qualities are shown as a percentage of the fund’s net assets. A bond rated BBB or higher (A-3 or higher, for short-term debt) is considered investment grade. This chart reflects the highest security rating provided by one or more of Standard & Poor’s, Moody’s, and Fitch. Ratings and portfolio credit quality will vary over time.

Cash and net other assets, if any, represent the market value weights of cash, derivatives, and short-term securities in the portfolio. The fund itself has not been rated by an independent rating agency.

8 High Yield Fund

As for technicals, year-to-date gross new issuance of high-yield bonds totaled about $110 billion, down from $148.5 billion for the same period in 2017. Continuing a trend we’ve seen for some time, the majority of year-to-date new issuance, 67%, was used to refinance existing bonds. High-yield mutual funds and exchange-traded funds reported a net outflow of -$19.9 billion through May 31. Our neutral view of technicals is based on the fact that fund outflows have offset the positive impact of lower net new issuance.

How was the fund positioned in light of this outlook?

From a credit-quality perspective, the fund was roughly equally weighted versus the benchmark in higher-quality, BB-rated bonds, and underweight in B-rated credits. We also had overweight exposure to select CCC-rated bonds where we had high conviction in the issuer’s prospects.

At the industry level, we favored gaming, lodging & leisure and housing. Conversely, we had lower-than-benchmark exposure to transportation, food & beverages, health care, technology, consumer products, and automotive.

Thanks for your time and for bringing us up to date, Paul.

The views expressed in this report are exclusively those of Putnam Management and are subject to change. They are not meant as investment advice.

Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk. Statements in the Q&A concerning the fund’s performance or portfolio composition relative to those of the fund’s Lipper peer group may reference information produced by Lipper Inc. or through a third party.

High Yield Fund 9

Your fund’s performance

This section shows your fund’s performance, price, and distribution information for periods ended May 31, 2018, the end of the first half of its current fiscal year. In accordance with regulatory requirements for mutual funds, we also include performance as of the most recent calendar quarter-end and expense information taken from the fund’s current prospectus. Performance should always be considered in light of a fund’s investment strategy. Data represent past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. Performance information does not reflect any deduction for taxes a shareholder may owe on fund distributions or on the redemption of fund shares. For the most recent month-end performance, please visit the Individual Investors section at putnam.com or call Putnam at 1-800-225-1581. Class R, R6, and Y shares are not available to all investors. See the Terms and definitions section in this report for definitions of the share classes offered by your fund.

Fund performance Total return for periods ended 5/31/18

	Annual
	average		Annual		Annual		Annual
	(life of fund)	10 years	average	5 years	average	3 years	average	1 year	6 months
Class A (3/25/86)
Before sales charge	7.26%	87.42%	6.48%	21.13%	3.91%	10.95%	3.52%	1.87%	–0.45%
After sales charge	7.12	79.92	6.05	16.28	3.06	6.51	2.13	–2.20	–4.44
Class B (5/16/94)
Before CDSC	7.02	76.28	5.83	16.72	3.14	8.55	2.77	1.29	–0.69
After CDSC	7.02	76.28	5.83	14.89	2.81	5.73	1.87	–3.56	–5.55
Class C (3/30/07)
Before CDSC	7.01	73.77	5.68	16.67	3.13	8.49	2.75	1.14	–0.68
After CDSC	7.01	73.77	5.68	16.67	3.13	8.49	2.75	0.17	–1.65
Class M (12/1/94)
Before sales charge	6.97	82.66	6.21	19.74	3.67	10.10	3.26	1.67	–0.56
After sales charge	6.86	76.72	5.86	15.85	2.99	6.52	2.13	–1.63	–3.79
Class R (3/30/07)
Net asset value	7.00	82.85	6.22	19.76	3.67	10.12	3.26	1.68	–0.39
Class R6 (5/22/18)
Net asset value	7.44	91.04	6.69	22.20	4.09	11.35	3.65	1.73	–0.58
Class Y (12/31/98)
Net asset value	7.45	91.83	6.73	22.70	4.18	11.81	3.79	2.15	–0.17

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. After-sales-charge returns for class A and M shares reflect the deduction of the maximum 4.00% and 3.25% sales charge, respectively, levied at the time of purchase. Class B share returns after contingent deferred sales charge (CDSC) reflect the applicable CDSC, which is 5% in the first year, declining over time to 1% in the sixth year, and is eliminated thereafter. Class C share returns after CDSC reflect a 1% CDSC for the first year that is eliminated thereafter. Class R and Y shares have no initial sales charge or CDSC. Performance for class B, C, M, R, and Y shares before their inception is derived from the historical performance of class A shares, adjusted for the applicable sales charge (or CDSC) and the higher operating expenses for such shares, except for class Y shares, for which 12b-1 fees are not applicable. Performance for class R6 shares prior to their inception is derived from the historical performance of class Y shares and has not been adjusted for the lower investor servicing fees applicable to class R6 shares; had it, returns would have been higher.

For a portion of the periods, the fund had expense limitations, without which returns would have been lower.

10 High Yield Fund

Class B share performance reflects conversion to class A shares after eight years.

Class C share performance reflects conversion to class A shares after 10 years.

Comparative index returns For periods ended 5/31/18

	Annual
	average		Annual		Annual		Annual
	(life of fund)	10 years	average	5 years	average	3 years	average	1 year	6 months
JPMorgan Developed
High Yield Index	—†	118.28%	8.12%	28.53%	5.15%	16.26%	5.15%	2.62%	0.04%
Lipper High Yield
Funds category	7.05%	84.07	6.25	20.02	3.67	10.95	3.49	1.75	–0.27
average*

Index and Lipper results should be compared with fund performance before sales charge, before CDSC, or at net asset value.

* Over the 6-month, 1-year, 3-year, 5-year, 10-year, and life-of-fund periods ended 5/31/18, there were 691, 668, 562, 468, 302, and 18 funds, respectively, in this Lipper category.

† The fund’s benchmark, the JPMorgan Developed High Yield Index, was introduced on 12/31/94, which post-dates the inception of the fund’s class A shares.

Fund price and distribution information For the six-month period ended 5/31/18

Distributions	Class A		Class B	Class C	Class M		Class R	Class R6	Class Y
Number	6		6	6	6		6	—	6
Income	$0.144		$0.121	$0.122	$0.138		$0.138	$—	$0.150
Capital gains	—		—	—	—		—	—	—
Total	$0.144		$0.121	$0.122	$0.138		$0.138	$—	$0.150
	Before	After	Net	Net	Before	After	Net	Net	Net
	sales	sales	asset	asset	sales	sales	asset	asset	asset
Share value	charge	charge	value	value	charge	charge	value	value	value
11/30/17	$5.93	$6.18	$5.77	$5.74	$5.91	$6.11	$5.90	—	$6.22
5/22/18*	—	—	—	—	—	—	—	$6.07	—
5/31/18	5.76	6.00	5.61	5.58	5.74	5.93	5.74	6.06	6.06
	Before	After	Net	Net	Before	After	Net	Net	Net
Current rate	sales	sales	asset	asset	sales	sales	asset	asset	asset
(end of period)	charge	charge	value	value	charge	charge	value	value	value
Current dividend
rate[1]	5.00%	4.80%	4.28%	4.52%	4.81%	4.65%	4.81%	—	4.95%
Current 30-day
SEC yield[2]	N/A	4.99	4.44	4.45	N/A	4.79	4.95	—	5.46

The classification of distributions, if any, is an estimate. Before-sales-charge share value and current dividend rate for class A and M shares, if applicable, do not take into account any sales charge levied at the time of purchase. After-sales-charge share value, current dividend rate, and current 30-day SEC yield, if applicable, are calculated assuming that the maximum sales charge (4.00% for class A shares and 3.25% for class M shares) was levied at the time of purchase. Final distribution information will appear on your year-end tax forms.

* Inception date of class R6.

1 Most recent distribution, including any return of capital and excluding capital gains, annualized and divided by share price before or after sales charge at period-end.

2 Based only on investment income and calculated using the maximum offering price for each share class, in accordance with SEC guidelines.

High Yield Fund 11

Fund performance as of most recent calendar quarter Total return for periods ended 6/30/18

	Annual
	average		Annual		Annual		Annual
	(life of fund)	10 years	average	5 years	average	3 years	average	1 year	6 months
Class A (3/25/86)
Before sales charge	7.25%	91.96%	6.74%	24.60%	4.50%	12.94%	4.14%	2.34%	–0.62%
After sales charge	7.11	84.28	6.30	19.62	3.65	8.42	2.73	–1.75	–4.59
Class B (5/16/94)
Before CDSC	7.01	80.62	6.09	20.14	3.74	10.35	3.34	1.59	–0.86
After CDSC	7.01	80.62	6.09	18.25	3.41	7.48	2.43	–3.28	–5.71
Class C (3/30/07)
Before CDSC	7.00	78.05	5.94	20.10	3.73	10.29	3.32	1.61	–1.02
After CDSC	7.00	78.05	5.94	20.10	3.73	10.29	3.32	0.64	–1.99
Class M (12/1/94)
Before sales charge	6.96	87.08	6.46	23.18	4.26	12.07	3.87	2.14	–0.72
After sales charge	6.85	81.00	6.11	19.18	3.57	8.43	2.73	–1.18	–3.95
Class R (3/30/07)
Net asset value	6.99	87.24	6.47	23.21	4.26	12.09	3.88	2.15	–0.55
Class R6 (5/22/18)
Net asset value	7.43	95.90	6.96	25.59	4.66	13.28	4.25	2.19	–0.88
Class Y (12/31/98)
Net asset value	7.44	96.68	7.00	26.09	4.75	13.73	4.38	2.60	–0.49

See the discussion following the fund performance table on page 10 for information about the calculation of fund performance.

Your fund’s expenses

As a mutual fund investor, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. Using the following information, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial representative.

Expense ratios

	Class A	Class B	Class C	Class M	Class R	Class R6	Class Y
Total annual operating expenses for
the fiscal year ended 11/30/17*	1.03%	1.78%	1.78%	1.28%	1.28%	0.67%	0.78%
Annualized expense ratio for the
six-month period ended 5/31/18	1.02%	1.77%	1.77%	1.27%	1.27%	0.66%	0.77%

Fiscal-year expense information in this table is taken from the most recent prospectus, is subject to change, and may differ from that shown for the annualized expense ratio and in the financial highlights of this report.

Expenses are shown as a percentage of average net assets.

* Restated to reflect current fees.

12 High Yield Fund

Expenses per $1,000

The following table shows the expenses you would have paid on a $1,000 investment in each class from 12/1/17 to 5/31/18. For a new class, the expenses shown are for the period from the inception date of the class to 5/31/18. Class inception dates can be found in the Fund performance table on the first page of the Your fund’s performance section. The table also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

	Class A	Class B	Class C	Class M	Class R	Class R6	Class Y
Expenses paid per $1,000*†	$5.07	$8.80	$8.80	$6.31	$6.32	$0.18‡	$3.84
Ending value (after expenses)	$995.50	$993.10	$993.20	$994.40	$996.10	$998.40	$998.30

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 5/31/18, or in the case of a new class, the average net assets of the class from the inception date for the class to 5/31/18. Class inception dates can be found in the Fund performance table on the first page of the Your fund’s performance section. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

‡ Had expenses for shares of any new class been shown for the entire period from 12/1/17 to 5/31/18, they would have been higher.

Estimate the expenses you paid

To estimate the ongoing expenses you paid for the six months ended 5/31/18, use the following calculation method. To find the value of your investment on 12/1/17, call Putnam at 1-800-225-1581.

Compare expenses using the SEC’s method

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the following table shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

	Class A	Class B	Class C	Class M	Class R	Class R6	Class Y
Expenses paid per $1,000*†	$5.14	$8.90	$8.90	$6.39	$6.39	$3.33	$3.88
Ending value (after expenses)	$1,019.85	$1,016.11	$1,016.11	$1,018.60	$1,018.60	$1,021.64	$1,021.09

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 5/31/18, or in the case of a new class, the average net assets of the class from the inception date for the class to 5/31/18. Class inception dates can be found in the Fund performance table on the first page of the Your fund’s performance section. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the six-month period; then multiplying the result by the number of days in the six-month period; and then dividing that result by the number of days in the year.

High Yield Fund 13

Terms and definitions

Important terms

Total return shows how the value of the fund’s shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Before sales charge, or net asset value, is the price, or value, of one share of a mutual fund, without a sales charge. Before-sales-charge figures fluctuate with market conditions, and are calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

After sales charge is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. After-sales-charge performance figures shown here assume the 4.00% maximum sales charge for class A shares and 3.25% for class M shares.

Contingent deferred sales charge (CDSC) is generally a charge applied at the time of the redemption of class B or class C shares and assumes redemption at the end of the period. Your fund’s class B CDSC declines over time from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.

Share classes

Class A shares are generally subject to an initial sales charge and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class B shares are closed to new investments and are only available by exchange from another Putnam fund or through dividend and/or capital gains reinvestment. They are not subject to an initial sales charge and may be subject to a CDSC.

Class C shares are not subject to an initial sales charge and are subject to a CDSC only if the shares are redeemed during the first year.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no CDSC.

Class R shares are not subject to an initial sales charge or CDSC and are available only to employer-sponsored retirement plans.

Class R6 shares are not subject to an initial sales charge or CDSC and carry no 12b-1 fee. Effective March 1, 2018, they are generally only available to employer-sponsored retirement plans, corporate and institutional clients, and clients in other approved programs.

Class Y shares are not subject to an initial sales charge or CDSC and carry no 12b-1 fee. They are generally only available to corporate and institutional clients and clients in other approved programs.

Fixed-income terms

Current rate is the annual rate of return earned from dividends or interest of an investment. Current rate is expressed as a percentage of the price of a security, fund share, or principal investment.

Yield curve is a graph that plots the yields of bonds with equal credit quality against their differing maturity dates, ranging from shortest to longest. It is used as a benchmark for other debt, such as mortgage or bank lending rates.

Comparative indexes

Bloomberg Barclays U.S. Aggregate Bond Index is an unmanaged index of U.S. investment-grade fixed-income securities.

ICE BofAML (Intercontinental Exchange Bank of America Merrill Lynch) U.S. 3-Month Treasury Bill Index is an unmanaged index that seeks to measure the performance of U.S. Treasury bills available in the marketplace.

JPMorgan Developed High Yield Index is an unmanaged index of high-yield fixed-income securities issued in developed countries.

14 High Yield Fund

S&P 500 Index is an unmanaged index of common stock performance.

ICE Data Indices, LLC (“ICE BofAML”), used with permission. ICE BofAML permits use of the ICE BofAML indices and related data on an “as is” basis; makes no warranties regarding same; does not guarantee the suitability, quality, accuracy, timeliness, and/or completeness of the ICE BofAML indices or any data included in, related to, or derived therefrom; assumes no liability in connection with the use of the foregoing; and does not sponsor, endorse, or recommend Putnam Investments, or any of its products or services.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

Lipper is a third-party industry-ranking entity that ranks mutual funds. Its rankings do not reflect sales charges. Lipper rankings are based on total return at net asset value relative to other funds that have similar current investment styles or objectives as determined by Lipper. Lipper may change a fund’s category assignment at its discretion. Lipper category averages reflect performance trends for funds within a category.

Other information for shareholders

Important notice regarding delivery of shareholder documents

In accordance with Securities and Exchange Commission (SEC) regulations, Putnam sends a single copy of annual and semiannual shareholder reports, prospectuses, and proxy statements to Putnam shareholders who share the same address, unless a shareholder requests otherwise. If you prefer to receive your own copy of these documents, please call Putnam at 1-800-225-1581, and Putnam will begin sending individual copies within 30 days.

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2017, are available in the Individual Investors section of putnam.com and on the SEC’s website, www.sec.gov. If you have questions about finding forms on the SEC’s website, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

The fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain the fund’s Form N-Q on the SEC’s website at www.sec.gov. In addition, the fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the SEC’s website or the operation of the Public Reference Room.

Trustee and employee fund ownership

Putnam employees and members of the Board of Trustees place their faith, confidence, and, most importantly, investment dollars in Putnam mutual funds. As of May 31, 2018, Putnam employees had approximately $514,000,000 and the Trustees had approximately $80,000,000 invested in Putnam mutual funds. These amounts include investments by the Trustees’ and employees’ immediate family members as well as investments through retirement and deferred compensation plans.

High Yield Fund 15

Financial statements

These sections of the report, as well as the accompanying Notes, constitute the fund’s financial statements.

The fund’s portfolio lists all the fund’s investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund’s net assets and share price are determined. All investment and non-investment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the liquidation preference of preferred shares.)

Statement of operations shows the fund’s net investment gain or loss. This is done by first adding up all the fund’s earnings — from dividends and interest income — and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings — as well as any unrealized gains or losses over the period — is added to or subtracted from the net investment result to determine the fund’s net gain or loss for the fiscal period.

Statement of changes in net assets shows how the fund’s net assets were affected by the fund’s net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund’s shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year.

Financial highlights provide an overview of the fund’s investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlights table also includes the current reporting period.

16 High Yield Fund

The fund’s portfolio 5/31/18 (Unaudited)

	Principal
CORPORATE BONDS AND NOTES (87.2%)*	amount	Value
Advertising and marketing services (0.1%)
Outfront Media Capital, LLC/Outfront Media Capital Corp.
company guaranty sr. unsec. sub. notes 5.875%, 3/15/25	$760,000	$767,600
Outfront Media Capital, LLC/Outfront Media Capital Corp.
company guaranty sr. unsec. sub. notes 5.625%, 2/15/24	1,209,000	1,213,534
		1,981,134
Automotive (0.3%)
IHO Verwaltungs GmbH 144A sr. notes 4.75%, 9/15/26 (Germany) ‡‡	270,000	253,800
Navistar International Corp. 144A sr. unsec. notes 6.625%, 11/1/25	3,680,000	3,799,600
		4,053,400
Broadcasting (2.5%)
CBS Radio, Inc. 144A company guaranty sr. unsec. notes
7.25%, 11/1/24	4,562,000	4,379,520
Clear Channel Worldwide Holdings, Inc. company guaranty sr.
unsec. sub. notes 7.625%, 3/15/20	1,735,000	1,735,000
Clear Channel Worldwide Holdings, Inc. company guaranty sr.
unsec. unsub. notes 6.50%, 11/15/22	4,650,000	4,748,813
Gray Television, Inc. 144A company guaranty sr. unsec. notes
5.875%, 7/15/26	2,385,000	2,253,825
iHeartCommunications, Inc. company guaranty sr. notes 9.00%,
12/15/19 (In default) †	2,705,000	2,116,663
Nexstar Broadcasting, Inc. 144A company guaranty sr. unsec.
notes 5.625%, 8/1/24	5,740,000	5,614,581
Sinclair Television Group, Inc. 144A company guaranty sr. unsec.
sub. notes 5.625%, 8/1/24	5,358,000	5,336,300
Sirius XM Radio, Inc. 144A company guaranty sr. unsec. sub. notes
6.00%, 7/15/24	2,310,000	2,361,975
Sirius XM Radio, Inc. 144A sr. unsec. bonds 5.00%, 8/1/27	4,868,000	4,624,600
Townsquare Media, Inc. 144A company guaranty sr. unsec. notes
6.50%, 4/1/23	1,420,000	1,278,000
Univision Communications, Inc. 144A company guaranty sr. sub.
notes 5.125%, 2/15/25	1,754,000	1,615,259
		36,064,536
Building materials (1.3%)
American Builders & Contractors Supply Co., Inc. 144A company
guaranty sr. unsec. notes 5.875%, 5/15/26	711,000	698,558
American Builders & Contractors Supply Co., Inc. 144A sr. unsec.
notes 5.75%, 12/15/23	2,909,000	2,959,908
Jeld-Wen, Inc. 144A company guaranty sr. unsec. notes
4.875%, 12/15/27	1,600,000	1,488,000
Jeld-Wen, Inc. 144A company guaranty sr. unsec. notes
4.625%, 12/15/25	1,004,000	948,780
Standard Industries, Inc. 144A sr. unsec. notes 6.00%, 10/15/25	1,760,000	1,777,600
Standard Industries, Inc. 144A sr. unsec. notes 5.375%, 11/15/24	3,355,000	3,296,288
Standard Industries, Inc. 144A sr. unsec. notes 5.00%, 2/15/27	2,185,000	2,048,438
Standard Industries, Inc. 144A sr. unsec. notes 4.75%, 1/15/28	230,000	211,025
Werner FinCo LP/Werner FinCo, Inc. 144A company guaranty sr.
unsec. notes 8.75%, 7/15/25	5,361,000	5,387,805
		18,816,402

High Yield Fund 17

	Principal
CORPORATE BONDS AND NOTES (87.2%)* cont.	amount	Value
Capital goods (5.2%)
Advanced Disposal Services, Inc. 144A sr. unsec. notes
5.625%, 11/15/24	$2,349,000	$2,349,000
Allison Transmission, Inc. 144A company guaranty sr. unsec. notes
5.00%, 10/1/24	2,520,000	2,497,950
Apergy Corp. 144A sr. unsec. notes 6.375%, 5/1/26	1,030,000	1,048,025
ARD Securities Finance SARL 144A sr. notes 8.75%, 1/31/23
(Luxembourg) ‡‡	1,220,000	1,244,400
Ardagh Packaging Finance PLC/Ardagh Holdings USA, Inc. 144A
company guaranty sr. unsec. notes 7.25%, 5/15/24 (Ireland)	1,990,000	2,079,550
Ardagh Packaging Finance PLC/Ardagh Holdings USA, Inc. 144A
company guaranty sr. unsec. notes 6.00%, 2/15/25 (Ireland)	2,540,000	2,489,200
ATS Automation Tooling Systems, Inc. 144A sr. unsec. notes 6.50%,
6/15/23 (Canada)	2,985,000	3,105,494
Berry Global, Inc. 144A notes 4.50%, 2/15/26	1,135,000	1,061,225
Bombardier, Inc. 144A sr. unsec. notes 8.75%, 12/1/21 (Canada)	5,132,000	5,696,520
Bombardier, Inc. 144A sr. unsec. notes 7.50%, 12/1/24 (Canada)	1,500,000	1,560,000
Briggs & Stratton Corp. company guaranty sr. unsec. notes
6.875%, 12/15/20	3,206,000	3,414,390
Cortes NP Acquisition Corp. 144A sr. unsec. notes 9.25%, 10/15/24	518,000	507,640
Crown Cork & Seal Co., Inc. company guaranty sr. unsec. bonds
7.375%, 12/15/26	2,482,000	2,692,970
FXI Holdings, Inc. 144A sr. notes 7.875%, 11/1/24	2,563,000	2,537,370
GFL Environmental, Inc. 144A sr. unsec. notes 5.375%,
3/1/23 (Canada)	1,505,000	1,412,819
Great Lakes Dredge & Dock Corp. company guaranty sr. unsec.
notes 8.00%, 5/15/22	4,375,000	4,451,563
Hulk Finance Corp. 144A sr. unsec. notes 7.00%, 6/1/26 (Canada)	4,300,000	4,171,000
Oshkosh Corp. company guaranty sr. unsec. sub. notes
5.375%, 3/1/25	2,267,000	2,341,811
RBS Global, Inc./Rexnord, LLC 144A sr. unsec. notes
4.875%, 12/15/25	2,505,000	2,411,063
Tennant Co. company guaranty sr. unsec. unsub. notes
5.625%, 5/1/25	2,455,000	2,461,138
Tenneco, Inc. company guaranty sr. unsec. unsub. notes
5.375%, 12/15/24	1,231,000	1,187,915
Tenneco, Inc. company guaranty sr. unsec. unsub. notes
5.00%, 7/15/26	539,000	491,676
Titan Acquisition, Ltd./Titan Co-Borrower, LLC. 144A sr. unsec.
notes 7.75%, 4/15/26 (Canada)	4,255,000	4,042,250
TransDigm, Inc. company guaranty sr. unsec. sub. notes
6.50%, 5/15/25	2,000,000	2,028,800
TransDigm, Inc. company guaranty sr. unsec. sub. notes
6.375%, 6/15/26	4,058,000	4,078,290
TransDigm, Inc. company guaranty sr. unsec. unsub. notes
6.50%, 7/15/24	1,291,000	1,316,820
Trident Merger Sub, Inc. 144A sr. unsec. notes 6.625%, 11/1/25	2,770,000	2,728,450
Vertiv Intermediate Holding Corp. 144A sr. unsec. notes
12.00%, 2/15/22 ‡‡	985,000	933,288
Wabash National Corp. 144A company guaranty sr. unsec. notes
5.50%, 10/1/25	2,847,000	2,761,590

18 High Yield Fund

	Principal
CORPORATE BONDS AND NOTES (87.2%)* cont.	amount	Value
Capital goods cont.
Waste Pro USA, Inc. 144A sr. unsec. notes 5.50%, 2/15/26	$2,281,000	$2,201,165
Wrangler Buyer Corp. 144A sr. unsec. notes 6.00%, 10/1/25	4,120,000	3,924,300
		75,227,672
Chemicals (3.4%)
Alpha 2 BV 144A sr. unsec. notes 8.75%, 6/1/23 (Netherlands) ‡‡	2,160,000	2,130,300
Alpha 3 BV/Alpha US Bidco, Inc. 144A company guaranty sr. unsec.
notes 6.25%, 2/1/25 (Netherlands)	4,610,000	4,540,850
Axalta Coating Systems, LLC 144A company guaranty sr. unsec.
unsub. notes 4.875%, 8/15/24	2,130,000	2,103,375
CF Industries, Inc. company guaranty sr. unsec. bonds
4.95%, 6/1/43	3,140,000	2,606,200
CF Industries, Inc. company guaranty sr. unsec. notes
3.45%, 6/1/23	910,000	859,381
Chemours Co. (The) company guaranty sr. unsec. notes
5.375%, 5/15/27	1,889,000	1,837,053
Chemours Co. (The) company guaranty sr. unsec. unsub. notes
7.00%, 5/15/25	1,781,000	1,910,123
Compass Minerals International, Inc. 144A company guaranty sr.
unsec. notes 4.875%, 7/15/24	5,325,000	5,045,438
Cornerstone Chemical Co. 144A company guaranty sr. notes
6.75%, 8/15/24	4,115,000	4,084,138
GCP Applied Technologies, Inc. 144A sr. unsec. notes
5.50%, 4/15/26	2,270,000	2,213,250
Huntsman International, LLC company guaranty sr. unsec. notes
5.125%, 11/15/22	700,000	721,000
Ingevity Corp. 144A sr. unsec. notes 4.50%, 2/1/26	2,601,000	2,457,945
Kraton Polymers, LLC/Kraton Polymers Capital Corp. 144A
company guaranty sr. unsec. notes 10.50%, 4/15/23	1,449,000	1,601,290
Kraton Polymers, LLC/Kraton Polymers Capital Corp. 144A
company guaranty sr. unsec. notes 7.00%, 4/15/25	2,575,000	2,652,250
NOVA Chemicals Corp. 144A sr. unsec. bonds 5.25%,
6/1/27 (Canada)	2,533,000	2,400,018
Platform Specialty Products Corp. 144A company guaranty sr.
unsec. notes 5.875%, 12/1/25	3,018,000	2,904,825
Trinseo Materials Operating SCA/Trinseo Materials Finance, Inc.
144A sr. unsec. notes 5.375%, 9/1/25 (Luxembourg)	2,200,000	2,172,500
Tronox Finance PLC 144A company guaranty sr. unsec. notes
5.75%, 10/1/25 (United Kingdom)	1,215,000	1,178,550
Tronox, Inc. 144A company guaranty sr. unsec. notes
6.50%, 4/15/26	2,265,000	2,233,856
Univar USA, Inc. 144A company guaranty sr. unsec. notes
6.75%, 7/15/23	2,476,000	2,559,565
WR Grace & Co.- Conn. 144A company guaranty sr. unsec. notes
5.625%, 10/1/24	2,149,000	2,224,215
		50,436,122
Coal (0.1%)
Murray Energy Corp. 144A notes 11.25%, 4/15/21	3,229,000	1,372,325
		1,372,325

High Yield Fund 19

	Principal
CORPORATE BONDS AND NOTES (87.2%)* cont.	amount	Value
Commercial and consumer services (1.1%)
Carriage Services, Inc. 144A sr. unsec. notes 6.625%, 6/1/26	$2,250,000	$2,269,688
Gartner, Inc. 144A company guaranty sr. unsec. notes
5.125%, 4/1/25	2,325,000	2,307,563
GW Honos Security Corp. 144A company guaranty sr. unsec. notes
8.75%, 5/15/25 (Canada)	3,865,000	3,932,638
IHS Markit, Ltd. 144A company guaranty notes 4.75%, 2/15/25
(United Kingdom)	3,573,000	3,550,669
IHS Markit, Ltd. 144A company guaranty sr. unsec. notes 4.00%,
3/1/26 (United Kingdom)	675,000	637,875
Sabre GLBL, Inc. 144A company guaranty sr. notes 5.375%, 4/15/23	4,020,000	4,061,004
		16,759,437
Communication services (9.5%)
Altice Finco SA 144A company guaranty sr. unsec. unsub. notes
7.625%, 2/15/25 (Luxembourg)	1,755,000	1,629,956
Altice Luxembourg SA 144A company guaranty sr. unsec. notes
7.75%, 5/15/22 (Luxembourg)	4,665,000	4,478,400
Altice SA 144A company guaranty sr. unsec. notes 7.625%,
2/15/25 (Luxembourg)	2,335,000	2,066,475
Cablevision Systems Corp. sr. unsec. unsub. notes 8.00%, 4/15/20	470,000	495,850
CCO Holdings, LLC/CCO Holdings Capital Corp. company guaranty
sr. unsec. notes 5.25%, 9/30/22	2,018,000	2,035,658
CCO Holdings, LLC/CCO Holdings Capital Corp. 144A company
guaranty sr. unsec. bonds 5.50%, 5/1/26	2,040,000	1,969,212
CCO Holdings, LLC/CCO Holdings Capital Corp. 144A company
guaranty sr. unsec. notes 5.875%, 4/1/24	5,488,000	5,536,021
CCO Holdings, LLC/CCO Holdings Capital Corp. 144A sr. unsec.
notes 5.75%, 2/15/26	1,799,000	1,762,480
CCO Holdings, LLC/CCO Holdings Capital Corp. 144A sr. unsec.
unsub. notes 5.125%, 5/1/23	4,130,000	4,104,188
Cequel Communications Holdings I, LLC/Cequel Capital Corp.
144A sr. sub. notes 7.75%, 7/15/25	3,085,000	3,192,975
Cequel Communications Holdings I, LLC/Cequel Capital Corp.
144A sr. unsec. notes 7.50%, 4/1/28	2,980,000	2,983,725
Cequel Communications Holdings I, LLC/Cequel Capital Corp.
144A sr. unsec. unsub. notes 5.125%, 12/15/21	3,060,000	3,044,761
Cequel Communications Holdings I, LLC/Cequel Capital Corp.
144A sr. unsec. unsub. notes 5.125%, 12/15/21	1,034,000	1,028,954
CommScope Technologies Finance, LLC 144A sr. unsec. notes
6.00%, 6/15/25	6,526,000	6,542,315
CommScope Technologies, LLC 144A company guaranty sr. unsec.
unsub. notes 5.00%, 3/15/27	2,790,000	2,608,650
CSC Holdings, LLC sr. unsec. unsub. bonds 5.25%, 6/1/24	5,465,000	5,165,518
CSC Holdings, LLC sr. unsec. unsub. notes 6.75%, 11/15/21	1,050,000	1,107,750
CSC Holdings, LLC 144A sr. unsec. unsub. notes 10.875%, 10/15/25	1,924,000	2,229,435
CSC Holdings, LLC 144A sr. unsec. unsub. notes 10.125%, 1/15/23	5,640,000	6,253,350
Digicel, Ltd. 144A company guaranty sr. unsec. notes 6.75%,
3/1/23 (Jamaica)	3,170,000	2,718,275
DISH DBS Corp. company guaranty sr. unsec. unsub. notes
5.875%, 11/15/24	4,350,000	3,614,633
Frontier Communications Corp. sr. unsec. notes 11.00%, 9/15/25	983,000	786,400
Frontier Communications Corp. sr. unsec. notes 10.50%, 9/15/22	2,527,000	2,274,300

20 High Yield Fund

	Principal
CORPORATE BONDS AND NOTES (87.2%)* cont.	amount	Value
Communication services cont.
Frontier Communications Corp. 144A company guaranty notes
8.50%, 4/1/26	$3,786,000	$3,667,688
Intelsat Jackson Holdings SA company guaranty sr. unsec. notes
7.50%, 4/1/21 (Bermuda)	546,000	533,715
Intelsat Jackson Holdings SA 144A sr. unsec. notes 9.75%,
7/15/25 (Bermuda)	7,506,000	7,787,475
Quebecor Media, Inc. sr. unsec. unsub. notes 5.75%,
1/15/23 (Canada)	715,000	726,619
SFR Group SA 144A company guaranty sr. notes 7.375%,
5/1/26 (France)	3,395,000	3,301,638
SFR Group SA 144A company guaranty sr. notes 6.00%,
5/15/22 (France)	4,140,000	4,108,950
SFR Group SA 144A sr. bonds 6.25%, 5/15/24 (France)	1,180,000	1,144,600
Sprint Capital Corp. company guaranty sr. unsec. unsub. notes
6.875%, 11/15/28	4,928,000	4,718,560
Sprint Communications, Inc. sr. unsec. notes 7.00%, 8/15/20	370,000	384,800
Sprint Corp. company guaranty sr. unsec. sub. notes
7.875%, 9/15/23	10,670,000	11,198,165
Sprint Corp. company guaranty sr. unsec. sub. notes
7.25%, 9/15/21	7,715,000	7,985,025
Sprint Spectrum Co., LLC/Sprint Spectrum Co. II, LLC/Sprint
Spectrum Co. III, LLC 144A company guaranty sr. notes
3.36%, 9/20/21	1,929,375	1,914,905
T-Mobile USA, Inc. company guaranty sr. unsec. notes
6.375%, 3/1/25	5,440,000	5,684,256
T-Mobile USA, Inc. company guaranty sr. unsec. notes
5.375%, 4/15/27	2,355,000	2,310,844
T-Mobile USA, Inc. company guaranty sr. unsec. notes
5.125%, 4/15/25	880,000	879,824
T-Mobile USA, Inc. company guaranty sr. unsec. unsub. bonds
4.75%, 2/1/28	2,750,000	2,571,250
T-Mobile USA, Inc. company guaranty sr. unsec. unsub. notes
4.50%, 2/1/26	1,145,000	1,076,300
Unitymedia GmbH 144A company guaranty sr. notes 6.125%,
1/15/25 (Germany)	1,800,000	1,854,000
Videotron, Ltd. company guaranty sr. unsec. unsub. notes 5.00%,
7/15/22 (Canada)	2,728,000	2,768,920
Videotron, Ltd./Videotron Ltee. 144A sr. unsec. notes 5.125%,
4/15/27 (Canada)	2,355,000	2,278,463
Virgin Media Finance PLC 144A company guaranty sr. unsec.
unsub. notes 5.75%, 1/15/25 (United Kingdom)	2,501,000	2,366,571
Windstream Services, LLC company guaranty sr. unsec. notes
6.375%, 8/1/23	3,454,000	1,994,685
		138,886,534
Construction (3.3%)
American Woodmark Corp. 144A company guaranty sr. unsec.
notes 4.875%, 3/15/26	3,589,000	3,427,495
Beacon Escrow Corp. 144A sr. unsec. notes 4.875%, 11/1/25	3,019,000	2,777,480
Beacon Roofing Supply, Inc. company guaranty sr. unsec. unsub.
notes 6.375%, 10/1/23	2,725,000	2,819,558
BMC East, LLC 144A company guaranty sr. notes 5.50%, 10/1/24	5,385,000	5,216,719

High Yield Fund 21

	Principal
CORPORATE BONDS AND NOTES (87.2%)* cont.	amount	Value
Construction cont.
Builders FirstSource, Inc. 144A company guaranty sr. unsub. notes
5.625%, 9/1/24	$4,135,000	$4,061,562
Cemex Finance, LLC 144A company guaranty sr. notes 6.00%,
4/1/24 (Mexico)	3,580,000	3,624,750
Cemex SAB de CV 144A company guaranty sr. notes 6.125%,
5/5/25 (Mexico)	850,000	859,469
Cemex SAB de CV 144A company guaranty sr. sub. notes 5.70%,
1/11/25 (Mexico)	1,215,000	1,193,738
CPG Merger Sub, LLC 144A company guaranty sr. unsec. notes
8.00%, 10/1/21	1,714,000	1,750,423
James Hardie International Finance DAC 144A sr. unsec. bonds
5.00%, 1/15/28 (Ireland)	2,260,000	2,143,565
Pisces Midco, Inc. 144A sr. notes 8.00%, 4/15/26	2,539,000	2,472,351
TopBuild Corp. 144A company guaranty sr. unsec. notes
5.625%, 5/1/26	3,360,000	3,309,600
U.S. Concrete, Inc. company guaranty sr. unsec. unsub. notes
6.375%, 6/1/24	2,851,000	2,897,329
USG Corp. 144A company guaranty sr. unsec. bonds
4.875%, 6/1/27	3,716,000	3,703,180
USG Corp. 144A company guaranty sr. unsec. notes 5.50%, 3/1/25	2,355,000	2,446,256
Weekley Homes, LLC/Weekley Finance Corp. sr. unsec. notes
6.00%, 2/1/23	5,146,000	5,043,080
		47,746,555
Consumer (0.3%)
Spectrum Brands, Inc. company guaranty sr. unsec. notes
5.75%, 7/15/25	2,195,000	2,173,050
Spectrum Brands, Inc. company guaranty sr. unsec. sub. notes
6.625%, 11/15/22	230,000	237,475
Spectrum Brands, Inc. company guaranty sr. unsec. unsub. notes
6.125%, 12/15/24	2,020,000	2,047,775
		4,458,300
Consumer staples (5.5%)
1011778 BC ULC/New Red Finance, Inc. 144A company guaranty
notes 5.00%, 10/15/25 (Canada)	3,745,000	3,567,113
1011778 BC ULC/New Red Finance, Inc. 144A company guaranty sr.
notes 4.625%, 1/15/22 (Canada)	1,565,000	1,563,044
1011778 BC ULC/New Red Finance, Inc. 144A company guaranty sr.
sub. notes 4.25%, 5/15/24 (Canada)	2,685,000	2,544,038
Ascend Learning, LLC 144A sr. unsec. notes 6.875%, 8/1/25	3,352,000	3,352,000
Ashtead Capital, Inc. 144A company guaranty notes
5.625%, 10/1/24	720,000	739,800
Ashtead Capital, Inc. 144A notes 4.375%, 8/15/27	2,930,000	2,710,250
Ashtead Capital, Inc. 144A notes 4.125%, 8/15/25	2,370,000	2,224,838
BlueLine Rental Finance Corp./BlueLine Rental, LLC 144A
company guaranty sub. notes 9.25%, 3/15/24	5,810,000	6,199,096
Brand Energy & Infrastructure Services, Inc. 144A sr. unsec. notes
8.50%, 7/15/25	4,855,000	4,964,238
CEC Entertainment, Inc. company guaranty sr. unsec. sub. notes
8.00%, 2/15/22	4,685,000	4,175,506
Dean Foods Co. 144A company guaranty sr. unsec. notes
6.50%, 3/15/23	4,160,000	4,076,800

22 High Yield Fund

		Principal
CORPORATE BONDS AND NOTES (87.2%)* cont.		amount	Value
Consumer staples cont.
Diamond (BC) BV 144A sr. unsec. notes 5.625%, 8/15/25	EUR	2,910,000	$3,013,742
Fresh Market, Inc. (The) 144A company guaranty sr. notes
9.75%, 5/1/23		$2,557,000	1,610,910
Golden Nugget, Inc. 144A company guaranty sr. unsec. sub. notes
8.75%, 10/1/25		4,995,000	5,207,288
Golden Nugget, Inc. 144A sr. unsec. notes 6.75%, 10/15/24		6,930,000	7,007,963
Itron, Inc. 144A company guaranty sr. unsec. notes 5.00%, 1/15/26		2,690,000	2,582,400
KFC Holding Co./Pizza Hut Holdings, LLC/Taco Bell of America, LLC
144A company guaranty sr. unsec. notes 5.25%, 6/1/26		2,765,000	2,702,788
KFC Holding Co./Pizza Hut Holdings, LLC/Taco Bell of America, LLC
144A company guaranty sr. unsec. notes 5.00%, 6/1/24		2,765,000	2,730,438
KFC Holding Co./Pizza Hut Holdings, LLC/Taco Bell of America, LLC
144A company guaranty sr. unsec. notes 4.75%, 6/1/27		1,780,000	1,673,200
Lamb Weston Holdings, Inc. 144A company guaranty sr. unsec.
unsub. notes 4.875%, 11/1/26		3,385,000	3,355,381
Lamb Weston Holdings, Inc. 144A company guaranty sr. unsec.
unsub. notes 4.625%, 11/1/24		861,000	845,933
Match Group, Inc. 144A sr. unsec. bonds 5.00%, 12/15/27		2,845,000	2,703,177
Netflix, Inc. 144A sr. unsec. bonds 4.875%, 4/15/28		2,520,000	2,394,252
Netflix, Inc. 144A sr. unsec. unsub. bonds 5.875%, 11/15/28		1,600,000	1,608,480
Revlon Consumer Products Corp. company guaranty sr. unsec.
notes 6.25%, 8/1/24		5,594,000	3,202,565
Rite Aid Corp. 144A company guaranty sr. unsec. unsub. notes
6.125%, 4/1/23		3,875,000	3,971,875
			80,727,115
Energy (oil field) (1.3%)
Calfrac Holdings LP 144A company guaranty sr. unsec. unsub.
notes 7.50%, 12/1/20		2,430,000	2,460,375
Ensco PLC sr. unsec. notes 7.75%, 2/1/26 (United Kingdom)		2,168,000	2,065,020
Nabors Industries, Inc. 144A company guaranty sr. unsec. notes
5.75%, 2/1/25		3,795,000	3,595,763
SESI, LLC company guaranty sr. unsec. notes 7.75%, 9/15/24		2,490,000	2,583,375
SESI, LLC company guaranty sr. unsec. unsub. notes
7.125%, 12/15/21		1,219,000	1,241,856
Seventy Seven Energy, Inc. escrow sr. unsec. notes
6.50%, 7/15/22 F		2,190,000	219
Seventy Seven Operating, LLC escrow company guaranty sr.
unsec. unsub. notes 6.625%, 11/15/19 F		4,230,000	423
USA Compression Partners LP/USA Compression Finance Corp.
144A sr. unsec. notes 6.875%, 4/1/26		1,405,000	1,447,150
Weatherford International, LLC 144A company guaranty sr. unsec.
notes 9.875%, 3/1/25		1,240,000	1,209,000
Weatherford International, Ltd. company guaranty sr. unsec. sub.
notes 9.875%, 2/15/24		3,998,000	3,918,040
			18,521,221
Entertainment (2.1%)
AMC Entertainment Holdings, Inc. company guaranty sr. unsec.
notes 6.125%, 5/15/27		1,293,000	1,247,099
AMC Entertainment Holdings, Inc. company guaranty sr. unsec.
sub. notes 5.875%, 11/15/26		2,077,000	2,022,479

High Yield Fund 23

	Principal
CORPORATE BONDS AND NOTES (87.2%)* cont.	amount	Value
Entertainment cont.
AMC Entertainment Holdings, Inc. company guaranty sr. unsec.
sub. notes 5.875%, 2/15/22	$1,060,000	$1,073,250
AMC Entertainment Holdings, Inc. company guaranty sr. unsec.
sub. notes 5.75%, 6/15/25	2,885,000	2,820,088
Boyne USA, Inc. 144A company guaranty notes 7.25%, 5/1/25	1,030,000	1,071,200
Cinemark USA, Inc. company guaranty sr. unsec. sub. notes
4.875%, 6/1/23	1,834,000	1,772,011
Constellation Merger Sub, Inc. 144A sr. unsec. notes 8.50%, 9/15/25	7,290,000	7,025,738
GLP Capital LP/GLP Financing II, Inc. company guaranty sr. unsec.
notes 5.25%, 6/1/25	2,130,000	2,130,000
GLP Capital LP/GLP Financing II, Inc. company guaranty sr. unsec.
unsub. notes 5.375%, 4/15/26	975,000	967,429
Live Nation Entertainment, Inc. 144A company guaranty sr. unsec.
sub. notes 5.625%, 3/15/26	1,630,000	1,625,925
Six Flags Entertainment Corp. 144A company guaranty sr. unsec.
bonds 5.50%, 4/15/27	4,635,000	4,494,560
Six Flags Entertainment Corp. 144A company guaranty sr. unsec.
unsub. notes 4.875%, 7/31/24	4,345,000	4,192,925
		30,442,704
Financials (8.7%)
Alliance Data Systems Corp. 144A company guaranty sr. unsec.
notes 5.375%, 8/1/22	3,730,000	3,748,650
Alliant Holdings Intermediate, LLC 144A sr. unsec. notes
8.25%, 8/1/23	2,824,000	2,915,780
Ally Financial, Inc. company guaranty sr. unsec. notes
8.00%, 11/1/31	9,237,000	11,084,400
Ally Financial, Inc. sub. unsec. notes 5.75%, 11/20/25	2,865,000	2,920,868
American International Group, Inc. jr. unsec. sub. FRB
8.175%, 5/15/58	1,737,000	2,192,963
Bank of America Corp. jr. unsec. sub. FRN Ser. AA, 6.10%,
perpetual maturity	1,010,000	1,037,775
Bank of America Corp. jr. unsec. sub. FRN Ser. Z, 6.50%,
perpetual maturity	1,635,000	1,735,144
CIT Group, Inc. sr. unsec. sub. notes 5.00%, 8/1/23	4,790,000	4,831,913
CIT Group, Inc. sr. unsec. unsub. notes 5.25%, 3/7/25	1,565,000	1,588,475
CIT Group, Inc. sr. unsec. unsub. notes 5.00%, 8/15/22	555,000	564,019
CNG Holdings, Inc. 144A sr. notes 9.375%, 5/15/20	4,425,000	4,402,875
CNO Financial Group, Inc. sr. unsec. unsub. notes 5.25%, 5/30/25	3,190,000	3,205,950
Credit Acceptance Corp. company guaranty sr. unsec. notes
7.375%, 3/15/23	1,685,000	1,748,188
Credit Acceptance Corp. company guaranty sr. unsec. notes
6.125%, 2/15/21	560,000	561,400
Credit Suisse Group AG 144A jr. unsec. sub. FRN 6.25%, perpetual
maturity (Switzerland)	2,400,000	2,382,000
Dresdner Funding Trust I 144A jr. unsec. sub. notes 8.151%, 6/30/31	1,812,000	2,275,821
ESH Hospitality, Inc. 144A company guaranty sr. unsec. notes
5.25%, 5/1/25 R	4,490,000	4,313,094
Fairfax Financial Holdings, Ltd. 144A sr. unsec. notes 4.85%,
4/17/28 (Canada)	1,407,000	1,399,442
Freedom Mortgage Corp. 144A sr. unsec. notes 8.25%, 4/15/25	2,043,000	2,037,893
Freedom Mortgage Corp. 144A sr. unsec. notes 8.125%, 11/15/24	3,313,000	3,295,441

24 High Yield Fund

		Principal
CORPORATE BONDS AND NOTES (87.2%)* cont.		amount	Value
Financials cont.
goeasy, Ltd. 144A company guaranty sr. unsec. notes 7.875%,
11/1/22 (Canada)		$2,044,000	$2,176,860
HUB International, Ltd. 144A sr. unsec. notes 7.00%, 5/1/26		2,782,000	2,784,226
Icahn Enterprises LP/Icahn Enterprises Finance Corp. company
guaranty sr. unsec. notes 6.75%, 2/1/24		2,045,000	2,091,013
Icahn Enterprises LP/Icahn Enterprises Finance Corp. company
guaranty sr. unsec. notes 6.25%, 2/1/22		1,985,000	2,032,144
Icahn Enterprises LP/Icahn Enterprises Finance Corp. company
guaranty sr. unsec. notes 6.00%, 8/1/20		558,000	568,463
Icahn Enterprises LP/Icahn Enterprises Finance Corp. company
guaranty sr. unsec. notes 5.875%, 2/1/22		1,757,000	1,774,570
Intelsat Connect Finance SA 144A company guaranty sr. unsec.
sub. notes 12.50%, 4/1/22 (Luxembourg)		221,000	213,265
Iron Mountain US Holdings, Inc. 144A company guaranty sr. unsec.
unsub. notes 5.375%, 6/1/26 R		880,000	836,000
iStar, Inc. sr. unsec. notes 6.00%, 4/1/22 R		1,265,000	1,265,000
iStar, Inc. sr. unsec. unsub. notes 5.25%, 9/15/22 R		1,215,000	1,180,069
JPMorgan Chase & Co. jr. unsec. sub. FRN Ser. R, 6.00%,
perpetual maturity		1,000,000	1,020,000
Liberty Mutual Group, Inc. 144A company guaranty jr. unsec. sub.
bonds 7.80%, 3/15/37		709,000	847,255
Lions Gate Capital Holdings, LLC 144A company guaranty sr.
unsec. notes 5.875%, 11/1/24		3,289,000	3,289,000
Lloyds Bank PLC jr. unsec. sub. FRN Ser. EMTN, 13.00%, perpetual
maturity (United Kingdom)	GBP	1,030,000	2,437,231
Lloyds Banking Group PLC jr. unsec. sub. FRB 7.50%, perpetual
maturity (United Kingdom)		$793,000	829,676
LPL Holdings, Inc. 144A company guaranty sr. unsec. notes
5.75%, 9/15/25		4,395,000	4,230,188
MGM Growth Properties Operating Partnership LP/MGP Finance
Co-Issuer, Inc. company guaranty sr. unsec. notes 5.625%, 5/1/24 R		1,370,000	1,383,700
MGM Growth Properties Operating Partnership LP/MGP Finance
Co-Issuer, Inc. company guaranty sr. unsec. notes 4.50%, 1/15/28 R		1,100,000	987,250
Nationstar Mortgage, LLC/Nationstar Capital Corp. company
guaranty sr. unsec. unsub. notes 6.50%, 7/1/21		1,087,000	1,097,870
Provident Funding Associates LP/PFG Finance Corp. 144A sr.
unsec. notes 6.375%, 6/15/25		3,705,000	3,593,850
Royal Bank of Scotland Group PLC jr. unsec. sub. FRB 7.648%,
perpetual maturity (United Kingdom)		3,745,000	4,676,569
Royal Bank of Scotland Group PLC jr. unsec. sub. FRB 7.50%,
perpetual maturity (United Kingdom)		1,800,000	1,854,000
Royal Bank of Scotland Group PLC sr. unsec. unsub. FRB 4.892%,
5/18/29 (United Kingdom)		650,000	649,072
Springleaf Finance Corp. company guaranty sr. unsec. unsub.
notes 6.875%, 3/15/25		2,350,000	2,338,250
Springleaf Finance Corp. company guaranty sr. unsec. unsub.
notes 6.125%, 5/15/22		2,190,000	2,233,800
Starwood Property Trust, Inc. 144A sr. unsec. notes
4.75%, 3/15/25 R		3,010,000	2,897,125
Stearns Holdings, Inc. 144A company guaranty sr. notes
9.375%, 8/15/20		2,583,000	2,615,288

High Yield Fund 25

		Principal
CORPORATE BONDS AND NOTES (87.2%)* cont.		amount	Value
Financials cont.
Syngenta Finance NV 144A company guaranty sr. unsec. unsub.
notes 5.182%, 4/24/28 (Switzerland)		$2,745,000	$2,691,865
Syngenta Finance NV 144A company guaranty sr. unsec. unsub.
notes 4.892%, 4/24/25 (Switzerland)		2,745,000	2,720,507
TMX Finance, LLC/TitleMax Finance Corp. 144A sr. notes
11.125%, 4/1/23		2,350,000	2,352,938
Travelport Corporate Finance PLC 144A company guaranty sr.
notes 6.00%, 3/15/26 (United Kingdom)		1,640,000	1,648,200
USIS Merger Sub, Inc. 144A sr. unsec. notes 6.875%, 5/1/25		3,092,000	3,115,190
WeWork Cos, Inc. 144A company guaranty sr. unsec. notes
7.875%, 5/1/25		4,408,000	4,149,647
			126,822,172
Forest products and packaging (2.6%)
Boise Cascade Co. 144A company guaranty sr. unsec. notes
5.625%, 9/1/24		6,541,000	6,565,529
BWAY Holding Co. 144A sr. notes 5.50%, 4/15/24		3,680,000	3,634,000
BWAY Holding Co. 144A sr. unsec. notes 7.25%, 4/15/25		5,630,000	5,528,097
Crown Americas, LLC/Crown Americas Capital Corp. VI 144A
company guaranty sr. unsec. notes 4.75%, 2/1/26		1,590,000	1,501,914
Flex Acquisition Co., Inc. 144A sr. unsec. notes 6.875%, 1/15/25		3,804,000	3,670,860
Louisiana-Pacific Corp. company guaranty sr. unsec. unsub. notes
4.875%, 9/15/24		5,383,000	5,275,340
Mercer International, Inc. company guaranty sr. unsec. notes
7.75%, 12/1/22 (Canada)		1,135,000	1,191,750
Mercer International, Inc. sr. unsec. notes 6.50%, 2/1/24 (Canada)		3,650,000	3,750,375
Mercer International, Inc. 144A sr. unsec. notes 5.50%,
1/15/26 (Canada)		1,820,000	1,783,600
Smurfit Kappa Treasury Funding, Ltd. company guaranty sr. unsec.
unsub. notes 7.50%, 11/20/25 (Ireland)		4,678,000	5,601,905
			38,503,370
Gaming and lottery (3.6%)
Boyd Gaming Corp. company guaranty sr. unsec. sub. notes
6.875%, 5/15/23		3,385,000	3,554,250
Boyd Gaming Corp. company guaranty sr. unsec. unsub. notes
6.375%, 4/1/26		1,095,000	1,122,375
CRC Escrow Issuer, LLC/CRC Finco, Inc. 144A company guaranty sr.
unsec. notes 5.25%, 10/15/25		4,480,000	4,278,400
Eldorado Resorts, Inc. company guaranty sr. unsec. unsub. notes
7.00%, 8/1/23		1,582,000	1,663,078
Great Canadian Gaming Corp. 144A company guaranty sr. unsec.
notes 6.625%, 7/25/22 (Canada)	CAD	5,154,000	4,076,176
Jack Ohio Finance, LLC/Jack Ohio Finance 1 Corp. 144A company
guaranty notes 10.25%, 11/15/22		$6,830,000	7,427,625
Jack Ohio Finance, LLC/Jack Ohio Finance 1 Corp. 144A company
guaranty sr. notes 6.75%, 11/15/21		6,866,000	7,071,980
Jacobs Entertainment, Inc. 144A notes 7.875%, 2/1/24		1,150,000	1,201,750
Penn National Gaming, Inc. 144A sr. unsec. notes 5.625%, 1/15/27		2,320,000	2,215,600
Rivers Pittsburgh Borrower LP/Rivers Pittsburgh Finance Corp.
144A sr. notes 6.125%, 8/15/21		4,230,000	4,208,850

26 High Yield Fund

	Principal
CORPORATE BONDS AND NOTES (87.2%)* cont.	amount	Value
Gaming and lottery cont.
Scientific Games International, Inc. company guaranty sr. unsec.
notes 10.00%, 12/1/22	$10,239,000	$10,981,377
Wynn Las Vegas, LLC/Wynn Las Vegas Capital Corp. 144A company
guaranty sr. unsec. sub. notes 5.25%, 5/15/27	4,977,000	4,759,256
		52,560,717
Health care (7.6%)
Air Medical Merger Sub Corp. 144A sr. unsec. notes 6.375%, 5/15/23	5,170,000	4,872,725
ASP AMC Merger Sub, Inc. 144A sr. unsec. notes 8.00%, 5/15/25	4,348,000	3,732,497
BioScrip, Inc. company guaranty sr. unsec. notes 8.875%, 2/15/21	1,755,000	1,684,800
Centene Corp. sr. unsec. unsub. notes 6.125%, 2/15/24	3,320,000	3,490,150
Centene Corp. sr. unsec. unsub. notes 4.75%, 5/15/22	2,785,000	2,812,850
Centene Escrow I Corp. 144A sr. unsec. notes 5.375%, 6/1/26	1,160,000	1,172,412
CHS/Community Health Systems, Inc. company guaranty sr. notes
6.25%, 3/31/23	3,020,000	2,816,150
CHS/Community Health Systems, Inc. company guaranty sr.
unsec. notes 6.875%, 2/1/22	8,701,000	4,568,025
CHS/Community Health Systems, Inc. company guaranty sr.
unsec. unsub. notes 7.125%, 7/15/20	2,578,000	2,165,520
Concordia International Corp. 144A company guaranty sr. unsec.
notes 7.00%, 4/15/23 (Canada) (In default) †	4,400,000	264,000
Endo DAC/Endo Finance, LLC/Endo Finco, Inc. 144A company
guaranty sr. unsec. notes 6.00%, 2/1/25 (Ireland)	875,000	621,250
Endo DAC/Endo Finance, LLC/Endo Finco, Inc. 144A company
guaranty sr. unsec. unsub. notes 6.00%, 7/15/23 (Ireland)	5,845,000	4,310,688
Endo Finance, LLC/Endo Finco, Inc. 144A company guaranty sr.
unsec. unsub. notes 5.375%, 1/15/23	2,248,000	1,669,140
HCA, Inc. company guaranty sr. bonds 5.25%, 6/15/26	2,970,000	2,958,863
HCA, Inc. company guaranty sr. notes 4.75%, 5/1/23	1,840,000	1,851,500
HCA, Inc. company guaranty sr. sub. bonds 5.50%, 6/15/47	6,380,000	5,949,350
HCA, Inc. company guaranty sr. unsec. unsub. notes
7.50%, 2/15/22	1,115,000	1,216,744
Jaguar Holding Co. II/Pharmaceutical Product Development, LLC
144A company guaranty sr. unsec. notes 6.375%, 8/1/23	3,735,000	3,754,609
Kinetic Concepts, Inc./KCI USA, Inc. 144A company guaranty sub.
notes 12.50%, 11/1/21	1,996,000	2,210,570
Mallinckrodt International Finance SA/Mallinckrodt CB,
LLC 144A company guaranty sr. unsec. unsub. notes 5.50%,
4/15/25 (Luxembourg)	3,215,000	2,576,019
Molina Healthcare, Inc. company guaranty sr. unsec. notes
5.375%, 11/15/22	2,395,000	2,394,784
Molina Healthcare, Inc. 144A company guaranty sr. unsec. notes
4.875%, 6/15/25	670,000	636,500
Ortho-Clinical Diagnostics, Inc./Ortho-Clinical Diagnostics
SA 144A sr. unsec. notes 6.625%, 5/15/22	6,020,000	5,948,783
Service Corp. International sr. unsec. notes 5.375%, 1/15/22	4,229,000	4,281,863
Service Corp. International sr. unsec. notes 4.625%, 12/15/27	905,000	862,926
Service Corp. International sr. unsec. unsub. notes 5.375%, 5/15/24	4,080,000	4,115,700
Sotera Health Holdings, LLC 144A sr. unsec. notes 6.50%, 5/15/23	2,030,000	2,055,375
Tenet Healthcare Corp. company guaranty sr. sub. notes
6.00%, 10/1/20	3,585,000	3,701,513
Tenet Healthcare Corp. sr. unsec. notes 8.125%, 4/1/22	1,743,000	1,823,614

High Yield Fund 27

	Principal
CORPORATE BONDS AND NOTES (87.2%)* cont.	amount	Value
Health care cont.
Teva Pharmaceutical Finance Netherlands III BV company
guaranty sr. unsec. notes 6.75%, 3/1/28 (Netherlands)	$3,275,000	$3,323,581
Teva Pharmaceutical Finance Netherlands III BV company
guaranty sr. unsec. notes 6.00%, 4/15/24 (Netherlands)	2,110,000	2,091,035
Valeant Pharmaceuticals International, Inc. 144A company
guaranty sr. notes 5.50%, 11/1/25	885,000	868,406
Valeant Pharmaceuticals International, Inc. 144A company
guaranty sr. unsec. notes 9.25%, 4/1/26	2,650,000	2,781,520
Valeant Pharmaceuticals International, Inc. 144A company
guaranty sr. unsec. notes 9.00%, 12/15/25	2,345,000	2,453,456
Valeant Pharmaceuticals International, Inc. 144A company
guaranty sr. unsec. notes 6.125%, 4/15/25	5,525,000	5,110,625
Valeant Pharmaceuticals International, Inc. 144A company
guaranty sr. unsec. notes 5.875%, 5/15/23	3,930,000	3,713,850
Valeant Pharmaceuticals International, Inc. 144A company
guaranty sr. unsec. notes 5.625%, 12/1/21	1,060,000	1,050,460
Valeant Pharmaceuticals International, Inc. 144A company
guaranty sr. unsub. notes 7.00%, 3/15/24	3,475,000	3,640,063
Valeant Pharmaceuticals International, Inc. 144A company
guaranty sr. unsub. notes 6.50%, 3/15/22	1,155,000	1,200,276
Valeant Pharmaceuticals International, Inc. 144A sr. unsec. notes
8.50%, 1/31/27	2,260,000	2,299,550
WellCare Health Plans, Inc. sr. unsec. notes 5.25%, 4/1/25	1,615,000	1,610,963
		110,662,705
Homebuilding (1.4%)
Brookfield Residential Properties, Inc./Brookfield Residential
US Corp. 144A company guaranty sr. unsec. notes 6.125%,
7/1/22 (Canada)	1,750,000	1,774,063
Howard Hughes Corp. (The) 144A sr. unsec. notes 5.375%, 3/15/25	4,400,000	4,251,500
Lennar Corp. 144A company guaranty sr. unsec. sub. notes
5.875%, 11/15/24	1,815,000	1,864,913
Mattamy Group Corp. 144A sr. unsec. notes 6.875%,
12/15/23 (Canada)	820,000	843,575
Mattamy Group Corp. 144A sr. unsec. notes 6.50%,
10/1/25 (Canada)	2,195,000	2,174,148
PulteGroup, Inc. company guaranty sr. unsec. unsub. notes
7.875%, 6/15/32	5,253,000	6,040,950
PulteGroup, Inc. company guaranty sr. unsec. unsub. notes
4.25%, 3/1/21	860,000	862,150
TRI Pointe Group, Inc./TRI Pointe Homes, Inc. company guaranty
sr. unsec. unsub. notes 5.875%, 6/15/24	2,941,000	2,925,413
		20,736,712
Lodging/Tourism (1.5%)
Diamond Resorts International, Inc. 144A sr. notes 7.75%, 9/1/23	5,095,000	5,451,650
Diamond Resorts International, Inc. 144A sr. unsec. notes
10.75%, 9/1/24	3,725,000	4,088,188
Hilton Worldwide Finance, LLC/Hilton Worldwide Finance Corp.
company guaranty sr. unsec. notes 4.875%, 4/1/27	3,680,000	3,523,600
Hilton Worldwide Finance, LLC/Hilton Worldwide Finance Corp.
company guaranty sr. unsec. sub. notes 4.625%, 4/1/25	750,000	723,750

28 High Yield Fund

	Principal
CORPORATE BONDS AND NOTES (87.2%)* cont.	amount	Value
Lodging/Tourism cont.
SugarHouse HSP Gaming Prop. Mezz LP/SugarHouse HSP
Gaming Finance Corp. 144A company guaranty sr. unsub. notes
5.875%, 5/15/25	$2,680,000	$2,556,050
Wyndham Hotels & Resorts, Inc. 144A company guaranty sr. unsec.
notes 5.375%, 4/15/26	2,060,000	2,062,575
Wyndham Worldwide Corp. sr. unsec. unsub. bonds 4.50%, 4/1/27	3,975,000	3,924,442
		22,330,255
Media (0.5%)
Nielsen Co. Luxembourg SARL (The) 144A company guaranty sr.
unsec. notes 5.00%, 2/1/25 (Luxembourg)	1,840,000	1,775,600
Nielsen Finance, LLC/Nielsen Finance Co. 144A company guaranty
sr. unsec. sub. notes 5.00%, 4/15/22	2,351,000	2,332,121
WMG Acquisition Corp. 144A company guaranty sr. notes
5.00%, 8/1/23	2,566,000	2,533,925
WMG Acquisition Corp. 144A company guaranty sr. unsec. notes
5.50%, 4/15/26	775,000	767,250
		7,408,896
Metals (4.6%)
Alcoa Nederland Holding BV 144A company guaranty sr. unsec.
unsub. notes 6.125%, 5/15/28 (Netherlands)	1,305,000	1,340,888
Allegheny Technologies, Inc. sr. unsec. unsub. notes
7.875%, 8/15/23	2,222,000	2,421,313
Allegheny Technologies, Inc. sr. unsec. unsub. notes
5.95%, 1/15/21	1,385,000	1,398,850
ArcelorMittal SA sr. unsec. unsub. bonds 6.125%, 6/1/25 (France)	1,909,000	2,047,403
ArcelorMittal SA sr. unsec. unsub. notes 7.25%, 10/15/39 (France)	3,392,000	3,934,720
Big River Steel, LLC/BRS Finance Corp. 144A company guaranty sr.
notes 7.25%, 9/1/25	4,420,000	4,602,325
Constellium NV 144A company guaranty sr. unsec. notes 5.875%,
2/15/26 (Netherlands)	1,925,000	1,828,750
Constellium NV 144A company guaranty sr. unsec. notes 5.75%,
5/15/24 (Netherlands)	2,104,000	2,035,620
Constellium NV 144A sr. unsec. notes 6.625%, 3/1/25 (Netherlands)	1,685,000	1,674,469
First Quantum Minerals, Ltd. 144A company guaranty sr. unsec.
notes 7.50%, 4/1/25 (Canada)	3,205,000	3,136,894
First Quantum Minerals, Ltd. 144A company guaranty sr. unsec.
notes 7.25%, 4/1/23 (Canada)	790,000	792,963
First Quantum Minerals, Ltd. 144A company guaranty sr. unsec.
notes 7.25%, 5/15/22 (Canada)	799,000	803,994
First Quantum Minerals, Ltd. 144A company guaranty sr. unsec.
notes 6.875%, 3/1/26 (Canada)	2,580,000	2,451,000
Freeport-McMoRan, Inc. company guaranty sr. unsec. notes
6.875%, 2/15/23 (Indonesia)	2,505,000	2,686,613
HudBay Minerals, Inc. 144A company guaranty sr. unsec. notes
7.625%, 1/15/25 (Canada)	2,610,000	2,740,500
Joseph T Ryerson & Son, Inc. 144A sr. notes 11.00%, 5/15/22	1,627,000	1,793,768
Kinross Gold. Corp. company guaranty sr. unsec. unsub. notes
5.95%, 3/15/24 (Canada)	470,000	491,150
New Gold, Inc. 144A company guaranty sr. unsec. unsub. notes
6.25%, 11/15/22 (Canada)	1,982,000	2,016,685
New Gold, Inc. 144A sr. unsec. notes 6.375%, 5/15/25 (Canada)	990,000	983,813

High Yield Fund 29

	Principal
CORPORATE BONDS AND NOTES (87.2%)* cont.	amount	Value
Metals cont.
Northwest Acquisitions ULC/Dominion Finco, Inc. 144A notes
7.125%, 11/1/22	$1,290,000	$1,306,125
Novelis Corp. 144A company guaranty sr. unsec. bonds
5.875%, 9/30/26	5,363,000	5,256,276
Novelis Corp. 144A company guaranty sr. unsec. notes
6.25%, 8/15/24	3,515,000	3,558,938
Park-Ohio Industries, Inc. company guaranty sr. unsec. notes
6.625%, 4/15/27	3,562,000	3,659,955
Steel Dynamics, Inc. company guaranty sr. unsec. notes
5.00%, 12/15/26	1,375,000	1,359,600
Steel Dynamics, Inc. company guaranty sr. unsec. notes
4.125%, 9/15/25	930,000	878,850
Steel Dynamics, Inc. company guaranty sr. unsec. unsub. notes
5.50%, 10/1/24	1,520,000	1,550,400
Steel Dynamics, Inc. company guaranty sr. unsec. unsub. notes
5.25%, 4/15/23	1,150,000	1,168,688
Teck Resources, Ltd. company guaranty sr. unsec. unsub. notes
4.75%, 1/15/22 (Canada)	1,340,000	1,353,815
Teck Resources, Ltd. company guaranty sr. unsec. unsub. notes
3.75%, 2/1/23 (Canada)	1,180,000	1,140,187
Teck Resources, Ltd. 144A company guaranty sr. unsec. notes
8.50%, 6/1/24 (Canada)	480,000	529,800
TMS International Corp. 144A sr. unsec. notes 7.25%, 8/15/25	3,235,000	3,348,225
Zekelman Industries, Inc. 144A company guaranty sr. notes
9.875%, 6/15/23	2,952,000	3,239,820
		67,532,397
Oil and gas (10.7%)
Aker BP ASA 144A sr. unsec. notes 5.875%, 3/31/25 (Norway)	1,060,000	1,091,800
Alta Mesa Holdings LP/Alta Mesa Finance Services Corp. company
guaranty sr. unsec. notes 7.875%, 12/15/24	3,365,000	3,524,838
Antero Resources Corp. company guaranty sr. unsec. notes
5.625%, 6/1/23	1,210,000	1,228,150
Antero Resources Corp. company guaranty sr. unsec. notes
5.00%, 3/1/25	1,250,000	1,241,800
Antero Resources Corp. company guaranty sr. unsec. sub. notes
5.375%, 11/1/21	2,159,000	2,181,670
Antero Resources Corp. company guaranty sr. unsec. sub. notes
5.125%, 12/1/22	1,350,000	1,356,750
Ascent Resources Utica Holdings, LLC/ARU Finance Corp. 144A sr.
unsec. notes 10.00%, 4/1/22	1,774,000	1,911,485
California Resources Corp. company guaranty sr. unsec. sub. notes
5.00%, 1/15/20	2,113,000	2,007,350
California Resources Corp. 144A company guaranty notes
8.00%, 12/15/22	1,672,000	1,475,674
Cheniere Corpus Christi Holdings, LLC company guaranty sr. notes
7.00%, 6/30/24	850,000	930,759
Cheniere Corpus Christi Holdings, LLC company guaranty sr. notes
5.875%, 3/31/25	5,987,000	6,248,931
Cheniere Corpus Christi Holdings, LLC company guaranty sr. notes
5.125%, 6/30/27	2,705,000	2,688,094

30 High Yield Fund

	Principal
CORPORATE BONDS AND NOTES (87.2%)* cont.	amount	Value
Oil and gas cont.
Chesapeake Energy Corp. company guaranty sr. unsec. notes
8.00%, 6/15/27	$1,131,000	$1,122,518
Chesapeake Energy Corp. company guaranty sr. unsec. notes
8.00%, 1/15/25	3,006,000	2,987,213
Chesapeake Energy Corp. company guaranty sr. unsec. notes
5.75%, 3/15/23	2,298,000	2,160,120
Chesapeake Energy Corp. 144A company guaranty notes
8.00%, 12/15/22	1,156,000	1,222,470
Concho Resources, Inc. company guaranty sr. unsec. notes
4.375%, 1/15/25	404,000	408,718
Continental Resources, Inc. company guaranty sr. unsec. bonds
4.90%, 6/1/44	4,069,000	4,024,670
Continental Resources, Inc. company guaranty sr. unsec. notes
3.80%, 6/1/24	1,795,000	1,755,217
Continental Resources, Inc. company guaranty sr. unsec. sub.
notes 5.00%, 9/15/22	750,000	761,376
Continental Resources, Inc. company guaranty sr. unsec. unsub.
notes 4.50%, 4/15/23	2,415,000	2,463,962
Covey Park Energy, LLC/Covey Park Finance Corp. 144A company
guaranty sr. unsec. notes 7.50%, 5/15/25	4,302,000	4,258,980
CrownRock LP/CrownRock Finance, Inc. 144A sr. unsec. notes
5.625%, 10/15/25	2,990,000	2,907,835
Denbury Resources, Inc. company guaranty sr. unsec. sub. notes
6.375%, 8/15/21	1,930,000	1,794,900
Denbury Resources, Inc. 144A company guaranty notes
9.00%, 5/15/21	3,074,000	3,266,125
Diamondback Energy, Inc. company guaranty sr. unsec. unsub.
notes 5.375%, 5/31/25	5,030,000	4,979,700
Diamondback Energy, Inc. company guaranty sr. unsec. unsub.
notes 4.75%, 11/1/24	1,355,000	1,307,575
Endeavor Energy Resources LP/EER Finance, Inc. 144A sr. unsec.
bonds 5.75%, 1/30/28	4,415,000	4,337,738
Endeavor Energy Resources LP/EER Finance, Inc. 144A sr. unsec.
notes 5.50%, 1/30/26	1,615,000	1,582,700
Energy Transfer Partners LP jr. unsec. sub. FRB Ser. B, 6.625%,
perpetual maturity	7,120,000	6,660,760
EP Energy, LLC/Everest Acquisition Finance, Inc. company
guaranty sr. unsec. sub. notes 9.375%, 5/1/20	1,884,000	1,846,320
EP Energy, LLC/Everest Acquisition Finance, Inc. 144A company
guaranty notes 9.375%, 5/1/24	3,112,000	2,443,854
EP Energy, LLC/Everest Acquisition Finance, Inc. 144A company
guaranty notes 8.00%, 2/15/25	1,935,000	1,398,038
EP Energy, LLC/Everest Acquisition Finance, Inc. 144A company
guaranty sr. notes 8.00%, 11/29/24	1,068,000	1,057,320
EP Energy, LLC/Everest Acquisition Finance, Inc. 144A company
guaranty sr. notes 7.75%, 5/15/26	2,255,000	2,294,463
Extraction Oil & Gas, Inc. 144A sr. unsec. notes 5.625%, 2/1/26	2,943,000	2,817,923
Hess Infrastructure Partners LP/Hess Infrastructure Partners
Finance Corp. 144A sr. unsec. notes 5.625%, 2/15/26	3,860,000	3,879,300
Holly Energy Partners LP/Holly Energy Finance Corp. 144A
company guaranty sr. unsec. notes 6.00%, 8/1/24	3,675,000	3,670,406

High Yield Fund 31

	Principal
CORPORATE BONDS AND NOTES (87.2%)* cont.	amount	Value
Oil and gas cont.
Indigo Natural Resources, LLC 144A sr. unsec. notes
6.875%, 2/15/26	$2,700,000	$2,578,500
Jagged Peak Energy, LLC 144A company guaranty sr. unsec. notes
5.875%, 5/1/26	2,150,000	2,123,125
Jonah Energy, LLC/Jonah Energy Finance Corp. 144A company
guaranty sr. unsec. notes 7.25%, 10/15/25	1,206,000	954,248
MEG Energy Corp. 144A company guaranty sr. unsec. notes 7.00%,
3/31/24 (Canada)	537,000	484,643
MEG Energy Corp. 144A company guaranty sr. unsec. notes
6.375%, 1/30/23 (Canada)	985,000	888,963
MEG Energy Corp. 144A notes 6.50%, 1/15/25 (Canada)	2,255,000	2,259,938
Newfield Exploration Co. sr. unsec. unsub. notes 5.75%, 1/30/22	3,137,000	3,286,008
Newfield Exploration Co. sr. unsec. unsub. notes 5.625%, 7/1/24	1,333,000	1,405,915
Newfield Exploration Co. sr. unsec. unsub. notes 5.375%, 1/1/26	2,481,000	2,552,329
Noble Holding International, Ltd. company guaranty sr. unsec.
unsub. notes 7.75%, 1/15/24	2,239,000	2,099,063
Noble Holding International, Ltd. 144A company guaranty sr.
unsec. notes 7.875%, 2/1/26	1,135,000	1,156,281
Oasis Petroleum, Inc. company guaranty sr. unsec. sub. notes
6.875%, 1/15/23	715,000	729,300
Oasis Petroleum, Inc. company guaranty sr. unsec. unsub. notes
6.875%, 3/15/22	2,495,000	2,532,425
Oasis Petroleum, Inc. 144A sr. unsec. notes 6.25%, 5/1/26	2,280,000	2,297,100
QEP Resources, Inc. sr. unsec. notes 5.625%, 3/1/26	2,545,000	2,430,475
Range Resources Corp. company guaranty sr. unsec. notes
5.00%, 3/15/23	1,920,000	1,862,400
Range Resources Corp. company guaranty sr. unsec. sub. notes
5.75%, 6/1/21	667,000	685,343
Rose Rock Midstream LP/Rose Rock Finance Corp. company
guaranty sr. unsec. sub. notes 5.625%, 11/15/23	225,000	209,813
SemGroup Corp. company guaranty sr. unsec. notes
6.375%, 3/15/25	976,000	922,320
Seven Generations Energy, Ltd. 144A company guaranty sr. unsec.
notes 5.375%, 9/30/25 (Canada)	2,205,000	2,125,069
Seven Generations Energy, Ltd. 144A sr. unsec. bonds 6.75%,
5/1/23 (Canada)	1,000,000	1,042,500
SM Energy Co. sr. unsec. notes 6.50%, 11/15/21	3,126,000	3,180,705
SM Energy Co. sr. unsec. sub. notes 5.00%, 1/15/24	2,713,000	2,543,438
SM Energy Co. sr. unsec. unsub. notes 6.75%, 9/15/26	15,000	15,263
SM Energy Co. sr. unsec. unsub. notes 6.50%, 1/1/23	410,000	416,150
SM Energy Co. sr. unsec. unsub. notes 6.125%, 11/15/22	331,000	335,965
Tallgrass Energy Partners LP/Tallgrass Energy Finance Corp. 144A
company guaranty sr. unsec. bonds 5.50%, 1/15/28	2,290,000	2,212,713
Targa Resources Partners LP/Targa Resources Partners Finance
Corp. company guaranty sr. unsec. notes 5.375%, 2/1/27	2,015,000	1,952,031
Targa Resources Partners LP/Targa Resources Partners
Finance Corp. 144A company guaranty sr. unsec. unsub. bonds
5.00%, 1/15/28	3,574,000	3,358,488
Targa Resources Partners LP/Targa Resources Partners
Finance Corp. 144A company guaranty sr. unsec. unsub. notes
5.875%, 4/15/26	820,000	823,846

32 High Yield Fund

	Principal
CORPORATE BONDS AND NOTES (87.2%)* cont.	amount	Value
Oil and gas cont.
Trinidad Drilling, Ltd. 144A company guaranty sr. unsec. notes
6.625%, 2/15/25 (Canada)	$2,916,000	$2,777,490
Vermilion Energy, Inc. 144A company guaranty sr. unsec. notes
5.625%, 3/15/25 (Canada)	1,431,000	1,416,690
Whiting Petroleum Corp. 144A sr. unsec. notes 6.625%, 1/15/26	1,785,000	1,827,394
Williams Cos., Inc. (The) sr. unsec. sub. bonds 5.75%, 6/24/44	1,000,000	1,047,500
Williams Cos., Inc. (The) sr. unsec. unsub. notes 8.75%, 3/15/32	1,300,000	1,690,000
Williams Cos., Inc. (The) sr. unsec. unsub. notes 7.75%, 6/15/31	1,406,000	1,716,360
WPX Energy, Inc. sr. unsec. notes 8.25%, 8/1/23	594,000	674,190
WPX Energy, Inc. sr. unsec. notes 5.75%, 6/1/26	1,180,000	1,177,770
WPX Energy, Inc. sr. unsec. unsub. notes 6.00%, 1/15/22	542,000	569,100
		155,658,353
Publishing (0.3%)
Meredith Corp. 144A sr. unsec. notes 6.875%, 2/1/26	3,660,000	3,696,600
		3,696,600
Retail (1.2%)
Neiman Marcus Group, LLC (The) company guaranty sr. notes
7.125%, 6/1/28	3,226,000	2,596,930
Neiman Marcus Group, Ltd. 144A company guaranty sr. unsec. sub.
notes 8.75%, 10/15/21 ‡‡	2,424,936	1,721,705
Neiman Marcus Group, Ltd. 144A company guaranty sr. unsec. sub.
notes 8.00%, 10/15/21	3,185,000	2,277,275
Penske Automotive Group, Inc. company guaranty sr. unsec. sub.
notes 5.75%, 10/1/22	2,935,000	3,001,038
Penske Automotive Group, Inc. company guaranty sr. unsec. sub.
notes 5.50%, 5/15/26	1,955,000	1,925,675
Penske Automotive Group, Inc. company guaranty sr. unsec. sub.
notes 5.375%, 12/1/24	2,570,000	2,531,964
PetSmart, Inc. 144A sr. unsec. notes 7.125%, 3/15/23	1,255,000	603,404
Wolverine World Wide, Inc. 144A company guaranty sr. unsec.
bonds 5.00%, 9/1/26	2,474,000	2,344,115
		17,002,106
Technology (5.1%)
Avaya, Inc. 144A escrow notes 7.00%, 4/1/19	8,845,000	—
Diamond 1 Finance Corp./Diamond 2 Finance Corp. 144A
company guaranty sr. unsec. notes 7.125%, 6/15/24	7,988,000	8,582,817
Diamond 1 Finance Corp./Diamond 2 Finance Corp. 144A sr. notes
5.45%, 6/15/23	3,360,000	3,528,771
Diamond 1 Finance Corp./Diamond 2 Finance Corp. 144A sr. unsec.
notes 5.875%, 6/15/21	745,000	764,837
First Data Corp. 144A company guaranty sr. unsec. unsub. notes
7.00%, 12/1/23	3,787,000	3,967,640
First Data Corp. 144A notes 5.75%, 1/15/24	5,386,000	5,406,198
First Data Corp. 144A sr. notes 5.375%, 8/15/23	1,935,000	1,962,284
Inception Merger Sub, Inc./Rackspace Hosting, Inc. 144A sr. unsec.
notes 8.625%, 11/15/24	6,999,000	7,121,483
Infor Software Parent, LLC/Infor Software Parent, Inc. 144A
company guaranty sr. unsec. notes 7.125%, 5/1/21 ‡‡	4,962,000	4,986,810
Infor US, Inc. company guaranty sr. unsec. notes 6.50%, 5/15/22	3,500,000	3,556,875

High Yield Fund 33

	Principal
CORPORATE BONDS AND NOTES (87.2%)* cont.	amount	Value
Technology cont.
Iron Mountain, Inc. 144A company guaranty sr. unsec. bonds
5.25%, 3/15/28 R	$1,305,000	$1,228,331
Iron Mountain, Inc. 144A company guaranty sr. unsec. notes
4.875%, 9/15/27 R	4,491,000	4,126,106
Legrand France SA sr. unsec. unsub. notes 8.50%, 2/15/25 (France)	3,320,000	4,136,255
Plantronics, Inc. 144A company guaranty sr. unsec. notes
5.50%, 5/31/23	4,085,000	4,064,575
Solera, LLC /Solera Finance, Inc. 144A sr. unsec. notes
10.50%, 3/1/24	7,255,000	8,050,874
Tempo Acquisition, LLC/Tempo Acquisition Finance Corp. 144A sr.
unsec. notes 6.75%, 6/1/25	4,108,000	3,980,857
TTM Technologies, Inc. 144A company guaranty sr. unsec. notes
5.625%, 10/1/25	5,563,000	5,437,833
Western Digital Corp. company guaranty sr. unsec. notes
4.75%, 2/15/26	3,695,000	3,634,956
		74,537,502
Textiles (0.1%)
Hanesbrands, Inc. 144A company guaranty sr. unsec. unsub. notes
4.625%, 5/15/24	2,165,000	2,113,581
		2,113,581
Tire and rubber (0.1%)
American Tire Distributors, Inc. 144A sr. unsec. sub. notes
10.25%, 3/1/22	1,597,000	782,530
		782,530
Transportation (0.3%)
Watco Cos., LLC/Watco Finance Corp. 144A company guaranty sr.
unsec. notes 6.375%, 4/1/23	4,125,000	4,222,969
		4,222,969
Utilities and power (2.9%)
AES Corp./Virginia (The) sr. unsec. notes 5.50%, 4/15/25	5,201,000	5,253,010
AES Corp./Virginia (The) sr. unsec. notes 4.875%, 5/15/23	1,610,000	1,618,050
AES Corp./Virginia (The) sr. unsec. notes 4.50%, 3/15/23	1,180,000	1,180,000
AES Corp./Virginia (The) sr. unsec. unsub. bonds 5.125%, 9/1/27	1,510,000	1,487,350
Calpine Corp. sr. unsec. sub. notes 5.75%, 1/15/25	5,017,000	4,565,470
Calpine Corp. 144A company guaranty sr. notes 5.25%, 6/1/26	1,824,000	1,723,680
Calpine Corp. 144A company guaranty sr. sub. notes
5.875%, 1/15/24	920,000	915,400
Colorado Interstate Gas Co., LLC company guaranty sr. unsec.
notes 6.85%, 6/15/37	4,677,000	5,108,668
Dynegy, Inc. company guaranty sr. unsec. unsub. notes
7.625%, 11/1/24	4,221,000	4,532,299
Dynegy, Inc. 144A company guaranty sr. unsec. notes
8.125%, 1/30/26	1,630,000	1,788,925
Energy Transfer Equity LP sr. sub. notes 5.875%, 1/15/24	2,097,000	2,175,638
Energy Transfer Equity LP sr. sub. notes 5.50%, 6/1/27	1,343,000	1,361,466
GenOn Americas Generation, LLC sr. unsec. notes 9.125%, 5/1/31
(In default) †	2,025,000	1,063,125
GenOn Americas Generation, LLC sr. unsec. notes 8.50%, 10/1/21
(In default) †	1,430,000	750,750
GenOn Energy, Inc. sr. unsec. sub. notes 9.875%, 10/15/20
(In default) †	1,120,000	1,008,000

34 High Yield Fund

	Principal
CORPORATE BONDS AND NOTES (87.2%)* cont.	amount	Value
Utilities and power cont.
NRG Energy, Inc. company guaranty sr. unsec. notes
7.25%, 5/15/26	$2,540,000	$2,724,150
NRG Energy, Inc. company guaranty sr. unsec. notes
6.625%, 1/15/27	4,160,000	4,295,200
NRG Energy, Inc. 144A company guaranty sr. unsec. bonds
5.75%, 1/15/28	1,125,000	1,113,750
Texas Competitive Electric Holdings Co., LLC/TCEH Finance, Inc.
escrow company guaranty sr. notes 11.50%, 10/1/20	1,345,000	10,088
		42,675,019
Total corporate bonds and notes (cost $1,299,862,390)		$1,272,739,341

	Principal
SENIOR LOANS (5.2%)*c	amount	Value
Basic materials (0.4%)
Forterra Finance, LLC bank term loan FRN (BBA LIBOR USD
3 Month + 3.00%), 4.901%, 10/25/23	$1,865,099	$1,745,033
New Arclin US Holding Corp. bank term loan FRN (BBA LIBOR USD
3 Month + 8.75%), 11.052%, 2/14/25	462,400	467,024
Solenis International LP bank term loan FRN (BBA LIBOR USD
3 Month + 6.75%), 8.734%, 7/31/22	2,815,000	2,807,084
		5,019,141
Capital goods (0.6%)
Robertshaw Holdings Corp. bank term loan FRN (BBA LIBOR USD
3 Month + 8.00%), 9.873%, 2/15/26	1,915,000	1,905,425
Robertshaw Holdings Corp. bank term loan FRN (BBA LIBOR USD
3 Month + 3.50%), 5.373%, 2/15/25	2,030,000	2,035,075
Titan Acquisition, Ltd. (United Kingdom) bank term loan FRN
Ser. B, (BBA LIBOR USD 3 Month + 3.00%), 5.202%, 3/28/25	3,410,000	3,383,716
Vertiv Intermediate Holding II Corp. bank term loan FRN Ser. B,
(BBA LIBOR USD 3 Month + 4.00%), 5.909%, 11/15/23	1,244,817	1,228,479
		8,552,695
Communication services (0.2%)
Asurion, LLC bank term loan FRN (BBA LIBOR USD 3 Month
+ 6.00%), 7.901%, 8/4/25	2,855,000	2,918,047
		2,918,047
Consumer cyclicals (1.5%)
Academy, Ltd. bank term loan FRN Ser. B, (BBA LIBOR USD 3 Month
+ 4.00%), 5.941%, 7/2/22	2,068,086	1,632,496
Getty Images, Inc. bank term loan FRN Ser. B, (BBA LIBOR USD
3 Month + 3.50%), 5.802%, 10/18/19	897,442	868,275
iHeartCommunications, Inc. bank term loan FRN Ser. D, (BBA
LIBOR USD 3 Month + 6.75%), 9.052%, 1/30/19 (In default) †	4,080,000	3,213,000
J. Crew Group, Inc. bank term loan FRN (BBA LIBOR USD 3 Month
+ 3.22%), 4.49%, 3/5/21	2,653,884	2,039,067
Jo-Ann Stores, LLC bank term loan FRN (BBA LIBOR USD 3 Month
+ 9.25%), 11.604%, 5/2/24	2,785,000	2,750,188
Jo-Ann Stores, LLC bank term loan FRN (BBA LIBOR USD 3 Month
+ 5.00%), 7.509%, 10/16/23	1,420,000	1,409,350
Navistar, Inc. bank term loan FRN Ser. B, (BBA LIBOR USD 3 Month
+ 3.50%), 5.43%, 11/6/24	5,541,113	5,573,434

High Yield Fund 35

	Principal
SENIOR LOANS (5.2%)*c cont.	amount	Value
Consumer cyclicals cont.
Talbots, Inc. (The) bank term loan FRN (BBA LIBOR USD 3 Month
+ 8.50%), 10.401%, 3/19/21	$2,088,490	$2,020,614
Talbots, Inc. (The) bank term loan FRN (BBA LIBOR USD 3 Month
+ 4.50%), 6.401%, 3/19/20	2,223,220	2,193,577
		21,700,001
Consumer staples (0.6%)
Brand Industrial Services, Inc. bank term loan FRN (BBA LIBOR
USD 3 Month + 4.25%), 6.611%, 6/21/24	3,812,971	3,832,989
Revlon Consumer Products Corp. bank term loan FRN Ser. B, (BBA
LIBOR USD 3 Month + 3.50%), 5.401%, 9/7/23	5,547,739	4,307,819
		8,140,808
Energy (1.1%)
California Resources Corp. bank term loan FRN (BBA LIBOR USD
3 Month + 4.75%), 6.698%, 11/17/22	3,200,000	3,266,000
Chesapeake Energy Corp. bank term loan FRN (BBA LIBOR USD
3 Month + 7.50%), 9.444%, 8/23/21	1,750,000	1,835,859
Eagleclaw Midstream Ventures, LLC bank term loan FRN (BBA
LIBOR USD 3 Month + 4.25%), 6.306%, 6/30/24	2,543,000	2,474,657
FTS International, Inc. bank term loan FRN Ser. B, (BBA LIBOR USD
3 Month + 4.75%), 6.651%, 4/16/21	2,152,704	2,166,158
KCA Deutag Alpha, Ltd. bank term loan FRN Ser. B, (BBA LIBOR USD
3 Month + 6.75%), 9.021%, 3/21/23 (United Kingdom)	1,725,000	1,725,000
KCA Deutag US Finance, LLC bank term loan FRN (BBA LIBOR USD
3 Month + 5.25%), 7.806%, 5/16/20	1,207,932	1,207,932
Oryx Southern Delaware Holdings, LLC bank term loan FRN Ser. B,
(BBA LIBOR USD 3 Month + 3.25%), 5.267%, 2/28/25	2,065,000	2,045,641
Traverse Midstream Partners, LLC bank term loan FRN Ser. B, (BBA
LIBOR USD 3 Month + 4.00%), 5.85%, 9/27/24	1,815,000	1,815,851
		16,537,098
Financials (0.1%)
Capital Automotive LP bank term loan FRN (BBA LIBOR USD
3 Month + 6.00%), 7.91%, 3/24/25	1,151,699	1,156,978
		1,156,978
Health care (0.2%)
Air Methods Corp. bank term loan FRN Ser. B, (BBA LIBOR USD
3 Month + 3.50%), 5.802%, 4/21/24	1,765,274	1,754,241
Valeant Pharmaceuticals International, Inc. bank term loan FRN
Ser. B, (BBA LIBOR USD 3 Month + 3.00%), 5.329%, 5/17/25	1,765,000	1,768,034
		3,522,275
Technology (0.5%)
Avaya, Inc. bank term loan FRN Ser. B, (BBA LIBOR USD 3 Month
+ 4.75%), 6.684%, 12/15/24	2,568,275	2,581,576
CCC Information Services, Inc. bank term loan FRN (BBA LIBOR
USD 3 Month + 6.75%), 8.651%, 3/30/25	1,387,000	1,399,715
Kronos, Inc./MA bank term loan FRN (BBA LIBOR USD 3 Month
+ 8.25%), 10.608%, 11/1/24	2,297,000	2,383,138
Rackspace Hosting, Inc. bank term loan FRN (BBA LIBOR USD
3 Month + 3.00%), 5.363%, 11/3/23	1,425,000	1,416,094
		7,780,523
Total senior loans (cost $77,139,266)		$75,327,566

36 High Yield Fund

COMMON STOCKS (1.5%)*	Shares	Value
ACC Claims Holdings, LLC Class A (Units) F	4,192,615	$25,156
Ally Financial, Inc.	132,155	3,389,776
Avaya Holdings Corp. †	114,782	2,533,239
Berry Plastics Group, Inc. †	53,820	2,598,968
Caesars Entertainment Corp. †	37,353	453,839
Charter Communications, Inc. Class A †	7,515	1,961,716
CHC Group, LLC (acquired 3/23/17, cost $156,339) (Cayman Islands) † ∆∆	10,782	75,474
CIT Group, Inc.	45,833	2,288,442
Crown Holdings, Inc. †	30,250	1,311,035
Halcon Resources Corp. †	131,989	638,827
Live Nation Entertainment, Inc. †	17,645	752,206
MWO Holdings, LLC (Units) F	918	74,358
Nine Point Energy F	40,508	557,390
SandRidge Energy, Inc. †	48,331	702,733
Seven Generations Energy, Ltd. Class A (Canada) †	92,240	1,193,729
T-Mobile US, Inc. †	25,645	1,428,427
Tervita Corp. Class A (Canada)	2,845	19,748
Texas Competitive Electric Holdings Co., LLC/TCEH Finance, Inc. (Rights)	104,590	54,387
Tribune Media Co. Class 1C	297,958	47,673
U.S. Concrete, Inc. †	23,865	1,454,572
Total common stocks (cost $23,464,310)		$21,561,695

	Principal
CONVERTIBLE BONDS AND NOTES (0.6%)*	amount	Value
Caesars Entertainment Corp. cv. sr. unsec. notes 5.00%, 10/1/24	$780,770	$1,441,536
CHC Group, LLC/CHC Finance Ltd. cv. notes Ser. AI, zero %, 10/1/20
(acquired 2/2/17, cost $566,310) (Cayman Islands) ∆∆	809,256	809,256
DISH Network Corp. cv. sr. unsec. notes 3.375%, 8/15/26	1,903,000	1,687,618
Jazz US Holdings, Inc. cv. company guaranty sr. unsec. notes
8.00%, 12/31/18	661,000	1,716,948
ON Semiconductor Corp. cv. company guaranty sr. unsec. unsub.
notes 1.00%, 12/1/20	2,365,000	3,467,880
Total convertible bonds and notes (cost $7,283,912)		$9,123,238

CONVERTIBLE PREFERRED STOCKS (0.5%)*	Shares	Value
Belden, Inc. $6.75 cv. pfd.	12,985	$1,015,459
Crown Castle International Corp. Ser. A, 6.875% cv. pfd.	3,041	3,172,614
EPR Properties Ser. C, $1.438 cv. pfd. R	58,913	1,543,521
iStar, Inc. Ser. J, $2.25 cv. pfd. R	31,913	1,491,757
Nine Point Energy 6.75% cv. pfd.	552	609,126
Total convertible preferred stocks (cost $7,838,525)		$7,832,477

U.S. GOVERNMENT AND AGENCY	Principal
MORTGAGE OBLIGATIONS (0.0%)*	amount	Value
U.S. Government Agency Mortgage Obligations (—%)
Federal Home Loan Mortgage Corporation Pass-Through Certificates
2.50%, 6/1/31 [i]	$138,240	$134,916
Federal National Mortgage Association Pass-Through Certificates
3.62%, 9/1/21 [i]	120,257	122,756
		257,672
Total U.S. government and agency mortgage obligations (cost $257,672)		$257,672

High Yield Fund 37

	Expiration	Strike
WARRANTS (0.0%)* †	date	price	Warrants	Value
Halcon Resources Corp.	9/9/20	$14.04	35,854	$23,449
Total warrants (cost $—)				$23,449

	Principal amount/
SHORT-TERM INVESTMENTS (4.0%)*		shares	Value
Putnam Short Term Investment Fund 1.94% L	Shares	58,175,798	$58,175,798
U.S. Treasury Bills 1.498%, 6/14/18		$3,000	2,998
U.S. Treasury Bills 1.849%, 7/26/18 §		193,000	192,473
U.S. Treasury Bills 1.883%, 8/9/18 §		7,000	6,975
U.S. Treasury Bills 1.926%, 8/23/18 §		63,000	62,730
Total short-term investments (cost $58,440,961)			$58,440,974

TOTAL INVESTMENTS
Total investments (cost $1,474,287,036)	$1,445,306,412

Key to holding’s currency abbreviations

CAD	Canadian Dollar
EUR	Euro
GBP	British Pound

Key to holding’s abbreviations

DAC	Designated Activity Company
EMTN	Euro Medium Term Notes
FRB	Floating Rate Bonds: the rate shown is the current interest rate at the close of the reporting period. Rates may be subject to a cap or floor. For certain securities, the rate may represent a fixed rate currently in place at the close of the reporting period.
FRN	Floating Rate Notes: the rate shown is the current interest rate or yield at the close of the reporting period. Rates may be subject to a cap or floor. For certain securities, the rate may represent a fixed rate currently in place at the close of the reporting period.

Notes to the fund’s portfolio

Unless noted otherwise, the notes to the fund’s portfolio are for the close of the fund’s reporting period, which ran from December 1, 2017 through May 31, 2018 (the reporting period). Within the following notes to the portfolio, references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC and references to “ASC 820” represent Accounting Standards Codification 820 Fair Value Measurements and Disclosures.

* Percentages indicated are based on net assets of $1,459,927,267.

† This security is non-income-producing.

∆∆ This security is restricted with regard to public resale. The total fair value of this security and any other restricted securities (excluding 144A securities), if any, held at the close of the reporting period was $884,730, or less than 0.1% of net assets.

‡‡ Income may be received in cash or additional securities at the discretion of the issuer. The rate shown in parenthesis is the rate paid in kind, if applicable.

§ This security, in part or in entirety, was pledged and segregated with the custodian for collateral on the initial margin on certain centrally cleared derivative contracts at the close of the reporting period. Collateral at period end totaled $259,166 and is included in Investments in securities on the Statement of assets and liabilities (Notes 1 and 9).

38 High Yield Fund

c Senior loans are exempt from registration under the Securities Act of 1933, as amended, but contain certain restrictions on resale and cannot be sold publicly. These loans pay interest at rates which adjust periodically. The interest rates shown for senior loans are the current interest rates at the close of the reporting period. Senior loans are also subject to mandatory and/or optional prepayment which cannot be predicted. As a result, the remaining maturity may be substantially less than the stated maturity shown (Notes 1 and 7).

F This security is valued by Putnam Management at fair value following procedures approved by the Trustees. Securities are classified as Level 3 for ASC 820 based on the securities’ valuation inputs (Note 1).

i This security was pledged, or purchased with cash that was pledged, to the fund for collateral on certain derivative contracts (Note 1).

L Affiliated company (Note 5). The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

R Real Estate Investment Trust.

At the close of the reporting period, the fund maintained liquid assets totaling $14,427 to cover certain derivative contracts.

Unless otherwise noted, the rates quoted in Short-term investments security descriptions represent the weighted average yield to maturity.

Debt obligations are considered secured unless otherwise indicated.

144A after the name of an issuer represents securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

The dates shown on debt obligations are the original maturity dates.

FORWARD CURRENCY CONTRACTS at 5/31/18 (aggregate face value $12,308,343) (Unaudited)
						Unrealized
		Contract	Delivery		Aggregate	appreciation/
Counterparty	Currency	type*	date	Value	face value	(depreciation)
Bank of America N.A.
	Euro	Sell	6/20/18	$3,452,603	$3,663,327	$210,724
Barclays Bank PLC
	Canadian Dollar	Sell	7/18/18	482,763	486,575	3,812
Citibank, N.A.
	Canadian Dollar	Sell	7/18/18	958,498	966,331	7,833
Goldman Sachs International
	British Pound	Sell	6/20/18	2,595,579	2,703,468	107,889
JPMorgan Chase Bank N.A.
	British Pound	Buy	6/20/18	454,726	454,051	675
	British Pound	Sell	6/20/18	454,725	471,478	16,753
State Street Bank and Trust Co.
	British Pound	Buy	6/20/18	804,350	833,557	(29,207)
	British Pound	Sell	6/20/18	804,350	803,185	(1,165)
	Canadian Dollar	Sell	7/18/18	1,911,282	1,926,371	15,089
Unrealized appreciation						362,775
Unrealized depreciation						(30,372)
Total						$332,403

* The exchange currency for all contracts listed is the United States Dollar.

High Yield Fund 39

CENTRALLY CLEARED CREDIT DEFAULT CONTRACTS OUTSTANDING — PROTECTION PURCHASED
at 5/31/18 (Unaudited)
	Upfront
	premium			Termi-	Payments	Unrealized
Referenced	received	Notional		nation	(paid)	appreciation/
debt*	(paid)**	amount	Value	date	by fund	(depreciation)
NA HY Series 30	$496,883	$7,963,000	$495,107	6/20/23	(500 bp) —	$(70,112)
Index					Quarterly
Total	$496,883					$(70,112)

* Payments related to the referenced debt are made upon a credit default event.

** Upfront premium is based on the difference between the original spread on issue and the market spread on day of execution.

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:

Level 1: Valuations based on quoted prices for identical securities in active markets.

Level 2: Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3: Valuations based on inputs that are unobservable and significant to the fair value measurement.

The following is a summary of the inputs used to value the fund’s net assets as of the close of the reporting period:

		Valuation inputs
Investments in securities:	Level 1	Level 2	Level 3
Common stocks*:
Basic materials	$1,454,572	$—	$—
Capital goods	3,910,003	—	—
Communication services	3,390,143	—	25,156
Consumer cyclicals	1,206,045	47,673	—
Energy	2,535,289	19,748	631,748
Financials	5,678,218	—	—
Technology	2,533,239	—	—
Transportation	—	75,474	—
Utilities and power	—	54,387	—
Total common stocks	20,707,509	197,282	656,904

Convertible bonds and notes	—	9,123,238	—
Convertible preferred stocks	—	7,832,477	—
Corporate bonds and notes	—	1,272,738,699	642
Senior loans	—	75,327,566	—
U.S. government and agency mortgage obligations	—	257,672	—
Warrants	23,449	—	—
Short-term investments	58,175,798	265,176	—
Totals by level	$78,906,756	$1,365,742,110	$657,546

		Valuation inputs
Other financial instruments:	Level 1	Level 2	Level 3
Forward currency contracts	$—	$332,403	$—
Credit default contracts	—	(566,995)	—
Totals by level	$—	$(234,592)	$—

* Common stock classifications are presented at the sector level, which may differ from the fund’s portfolio presentation.

During the reporting period, transfers within the fair value hierarchy, if any, did not represent, in the aggregate, more than 1% of the fund’s net assets measured as of the end of the period. Transfers are accounted for using the end of period pricing valuation method.

At the start and close of the reporting period, Level 3 investments in securities represented less than 1% of the fund’s net assets and were not considered a significant portion of the fund’s portfolio.

The accompanying notes are an integral part of these financial statements.

40 High Yield Fund

Statement of assets and liabilities 5/31/18 (Unaudited)

ASSETS
Investment in securities, at value (Notes 1 and 9):
Unaffiliated issuers (identified cost $1,416,111,238)	$1,387,130,614
Affiliated issuers (identified cost $58,175,798) (Notes 1 and 5)	58,175,798
Cash	186,644
Dividends, interest and other receivables	22,050,128
Receivable for shares of the fund sold	1,423,359
Receivable for investments sold	7,808,164
Receivable for variation margin on centrally cleared swap contracts (Note 1)	6,628
Unrealized appreciation on forward currency contracts (Note 1)	362,775
Prepaid assets	83,857
Total assets	1,477,227,967

LIABILITIES
Payable for investments purchased	11,303,558
Payable for shares of the fund repurchased	2,979,746
Payable for compensation of Manager (Note 2)	704,259
Payable for custodian fees (Note 2)	13,132
Payable for investor servicing fees (Note 2)	404,861
Payable for Trustee compensation and expenses (Note 2)	845,961
Payable for administrative services (Note 2)	5,681
Payable for distribution fees (Note 2)	530,568
Unrealized depreciation on forward currency contracts (Note 1)	30,372
Collateral on certain derivative contracts, at value (Notes 1 and 9)	257,672
Other accrued expenses	224,890
Total liabilities	17,300,700

Net assets	$1,459,927,267

REPRESENTED BY
Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$1,559,913,599
Undistributed net investment income (Note 1)	6,829,568
Accumulated net realized loss on investments and foreign currency transactions (Note 1)	(78,090,765)
Net unrealized depreciation of investments and assets and liabilities in foreign currencies	(28,725,135)
Total — Representing net assets applicable to capital shares outstanding	$1,459,927,267

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE
Net asset value and redemption price per class A share
($982,984,150 divided by 170,510,128 shares)	$5.76
Offering price per class A share (100/96.00 of $5.76)*	$6.00
Net asset value and offering price per class B share ($17,748,085 divided by 3,162,956 shares)**	$5.61
Net asset value and offering price per class C share ($45,387,546 divided by 8,127,694 shares)**	$5.58
Net asset value and redemption price per class M share
($85,126,725 divided by 14,823,097 shares)	$5.74
Offering price per class M share (100/96.75 of $5.74)†	$5.93
Net asset value, offering price and redemption price per class R share
($27,058,226 divided by 4,713,417 shares)	$5.74
Net asset value, offering price and redemption price per class R6 share
($9,989 divided by 1,647 shares)	$6.06
Net asset value, offering price and redemption price per class Y share
($301,612,546 divided by 49,745,560 shares)	$6.06

* On single retail sales of less than $100,000. On sales of $100,000 or more the offering price is reduced.

** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

† On single retail sales of less than $50,000. On sales of $50,000 or more the offering price is reduced.

The accompanying notes are an integral part of these financial statements.

High Yield Fund 41

Statement of operations Six months ended 5/31/18 (Unaudited)

INVESTMENT INCOME
Interest (including interest income of $432,667 from investments in affiliated issuers) (Note 5)	$47,158,374
Dividends	401,754
Total investment income	47,560,128

EXPENSES
Compensation of Manager (Note 2)	4,323,889
Investor servicing fees (Note 2)	1,247,726
Custodian fees (Note 2)	17,377
Trustee compensation and expenses (Note 2)	32,406
Distribution fees (Note 2)	1,932,873
Administrative services (Note 2)	26,779
Other	299,379
Total expenses	7,880,429
Expense reduction (Note 2)	(4,373)
Net expenses	7,876,056

Net investment income	39,684,072

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
Securities from unaffiliated issuers (Notes 1 and 3)	3,713,808
Foreign currency transactions (Note 1)	15,239
Forward currency contracts (Note (1)	(168,444)
Swap contracts (Note 1)	(140,541)
Total net realized gain	3,420,062
Change in net unrealized appreciation (depreciation) on:
Securities from unaffiliated issuers	(48,512,849)
Assets and liabilities in foreign currencies	(7,012)
Forward currency contracts	343,828
Swap contracts	35,313
Total change in net unrealized depreciation	(48,140,720)

Net loss on investments	(44,720,658)

Net decrease in net assets resulting from operations	(5,036,586)

The accompanying notes are an integral part of these financial statements.

42 High Yield Fund

Statement of changes in net assets

INCREASE (DECREASE) IN NET ASSETS	Six months ended 5/31/18*	Year ended 11/30/17
Operations
Net investment income	$39,684,072	$61,141,366
Net realized gain on investments
and foreign currency transactions	3,420,062	11,005,010
Net unrealized appreciation (depreciation) of investments
and assets and liabilities in foreign currencies	(48,140,720)	7,218,929
Net increase (decrease) in net assets resulting
from operations	(5,036,586)	79,365,305
Distributions to shareholders (Note 1):
From ordinary income
Net investment income
Class A	(25,113,490)	(39,083,910)
Class B	(419,817)	(917,264)
Class C	(1,125,029)	(2,226,708)
Class M	(2,097,297)	(4,283,874)
Class R	(658,323)	(1,381,623)
Class Y	(7,931,091)	(12,773,749)
Increase (decrease) from capital share transactions (Note 4)	(103,979,579)	1,042,806,238
Total increase (decrease) in net assets	(146,361,212)	1,061,504,415

NET ASSETS
Beginning of period	1,606,288,479	544,784,064
End of period (including undistributed net investment
income of $6,829,568 and $4,490,543, respectively)	$1,459,927,267	$1,606,288,479

* Unaudited.

The accompanying notes are an integral part of these financial statements.

High Yield Fund 43

Financial highlights (For a common share outstanding throughout the period)

	INVESTMENT OPERATIONS				LESS DISTRIBUTIONS					RATIOS AND SUPPLEMENTAL DATA
												Ratio of net
	Net asset		Net realized		From						Ratio	investment
	value,		and unrealized	Total from	net			Net asset	Total return	Net assets,	of expenses	income (loss)	Portfolio
	beginning	Net investment	gain (loss)	investment	investment	Total	Redemption	value, end	at net asset	end of period	to average	to average	turnover
Period ended	of period	income (loss)[a]	on investments	operations	income	distributions	fees	of period	value (%)[b]	(in thousands)	net assets (%)[c]	net assets (%)	(%)
Class A
May 31, 2018**	$5.93	.15	(.18)	(.03)	(.14)	(.14)	—	$5.76	(.45)*	$982,984	.51*	2.58*	19*
November 30, 2017	5.78	.30	.16	.46	(.31)	(.31)	—	5.93	8.11	1,054,712	1.04[e]	5.12	47
November 30, 2016	5.56	.31	.23	.54	(.32)	(.32)	—	5.78	10.18	309,295	1.07[f]	5.48[f]	42
November 30, 2015	6.11	.33	(.56)	(.23)	(.32)	(.32)	—	5.56	(3.89)	319,716	1.04	5.48	29
November 30, 2014	6.20	.33	(.10)	.23	(.32)	(.32)	—	6.11	3.79	529,990	1.03	5.34	43
November 30, 2013	6.12	.36	.11	.47	(.39)	(.39)	—[d]	6.20	7.84	565,904	1.04	5.85	49
Class B
May 31, 2018**	$5.77	.13	(.17)	(.04)	(.12)	(.12)	—	$5.61	(.69)*	$17,748	.88*	2.20*	19*
November 30, 2017	5.63	.25	.15	.40	(.26)	(.26)	—	5.77	7.30	21,868	1.79[e]	4.41	47
November 30, 2016	5.43	.26	.22	.48	(.28)	(.28)	—	5.63	9.24	14,950	1.82[f]	4.72[f]	42
November 30, 2015	5.98	.28	(.55)	(.27)	(.28)	(.28)	—	5.43	(4.67)	14,147	1.79	4.75	29
November 30, 2014	6.06	.28	(.08)	.20	(.28)	(.28)	—	5.98	3.23	16,893	1.78	4.59	43
November 30, 2013	5.99	.31	.10	.41	(.34)	(.34)	—[d]	6.06	6.98	17,154	1.79	5.07	49
Class C
May 31, 2018**	$5.74	.13	(.17)	(.04)	(.12)	(.12)	—	$5.58	(.68)*	$45,388	.88*	2.20*	19*
November 30, 2017	5.61	.25	.15	.40	(.27)	(.27)	—	5.74	7.18	56,274	1.79[e]	4.37	47
November 30, 2016	5.41	.25	.24	.49	(.29)	(.29)	—	5.61	9.32	21,879	1.82[f]	4.67[f]	42
November 30, 2015	5.96	.28	(.55)	(.27)	(.28)	(.28)	—	5.41	(4.70)	17,292	1.79	4.75	29
November 30, 2014	6.04	.28	(.08)	.20	(.28)	(.28)	—	5.96	3.24	25,229	1.78	4.59	43
November 30, 2013	5.97	.31	.10	.41	(.34)	(.34)	—[d]	6.04	7.01	28,949	1.79	5.08	49
Class M
May 31, 2018**	$5.91	.14	(.17)	(.03)	(.14)	(.14)	—	$5.74	(.56)*	$85,127	.64*	2.45*	19*
November 30, 2017	5.76	.29	.16	.45	(.30)	(.30)	—	5.91	7.90	89,239	1.29[e]	4.94	47
November 30, 2016	5.54	.29	.24	.53	(.31)	(.31)	—	5.76	9.98	77,471	1.32[f]	5.23[f]	42
November 30, 2015	6.10	.31	(.56)	(.25)	(.31)	(.31)	—	5.54	(4.26)	81,256	1.29	5.25	29
November 30, 2014	6.19	.32	(.10)	.22	(.31)	(.31)	—	6.10	3.59	112,526	1.28	5.10	43
November 30, 2013	6.11	.34	.12	.46	(.38)	(.38)	—[d]	6.19	7.64	134,948	1.29	5.58	49
Class R
May 31, 2018**	$5.90	.14	(.16)	(.02)	(.14)	(.14)	—	$5.74	(.39)*	$27,058	.64*	2.45*	19*
November 30, 2017	5.76	.29	.15	.44	(.30)	(.30)	—	5.90	7.74	28,817	1.29[e]	4.93	47
November 30, 2016	5.54	.29	.24	.53	(.31)	(.31)	—	5.76	9.98	24,378	1.32[f]	5.23[f]	42
November 30, 2015	6.10	.31	(.56)	(.25)	(.31)	(.31)	—	5.54	(4.26)	24,431	1.29	5.25	29
November 30, 2014	6.19	.32	(.10)	.22	(.31)	(.31)	—	6.10	3.59	28,807	1.28	5.08	43
November 30, 2013	6.11	.35	.11	.46	(.38)	(.38)	—[d]	6.19	7.64	24,687	1.29	5.59	49
Class R6
May 31, 2018**#	$6.07	.01	(.02)	(.01)	—[e]	—	—	$6.06	(.16)*	$10	.02*	.13*	19*

See notes to financial highlights at the end of this section.

The accompanying notes are an integral part of these financial statements.

44 High Yield Fund	High Yield Fund 45

Financial highlights cont.

	INVESTMENT OPERATIONS				LESS DISTRIBUTIONS					RATIOS AND SUPPLEMENTAL DATA
												Ratio of net
	Net asset		Net realized		From						Ratio	investment
	value,		and unrealized	Total from	net			Net asset	Total return	Net assets,	of expenses	income (loss)	Portfolio
	beginning	Net investment	gain (loss)	investment	investment	Total	Redemption	value, end	at net asset	end of period	to average	to average	turnover
Period ended	of period	income (loss)[a]	on investments	operations	income	distributions	fees	of period	value (%)[b]	(in thousands)	net assets (%)[c]	net assets (%)	(%)
Class Y
May 31, 2018**	$6.22	.17	(.18)	(.01)	(.15)	(.15)	—	$6.06	(.17)*	$301,613	.39*	2.70*	19*
November 30, 2017	6.05	.33	.16	.49	(.32)	(.32)	—	6.22	8.28	355,378	.79[e]	5.37	47
November 30, 2016	5.80	.33	.26	.59	(.34)	(.34)	—	6.05	10.50	96,811	.82[f]	5.71[f]	42
November 30, 2015	6.37	.35	(.58)	(.23)	(.34)	(.34)	—	5.80	(3.86)	102,149.79		5.74	29
November 30, 2014	6.44	.36	(.09)	.27	(.34)	(.34)	—	6.37	4.16	192,542.78		5.61	43
November 30, 2013	6.34	.38	.12	.50	(.40)	(.40)	—[d]	6.44	8.10	232,251.79		6.00	49

* Not annualized.

** Unaudited.

# For the period May 22, 2018 (commencement of operations) to May 31, 2018.

a Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

b Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

c Includes amounts paid through expense offset and/or brokerage service arrangements, if any (Note 2). Also excludes acquired fund fees and expenses, if any.

d Amount represents less than $0.01 per share.

e Includes one-time merger costs of 0.01% as a percentage of average net assets.

f Reflects a voluntary waiver of certain fund expenses in effect during the period. As a result of such waivers, the expenses of each class reflect a reduction of less than 0.01% as a percentage of average net assets per share for each class (Note 2).

The accompanying notes are an integral part of these financial statements.

46 High Yield Fund	High Yield Fund 47

Notes to financial statements 5/31/18 (Unaudited)

Within the following Notes to financial statements, references to “State Street” represent State Street Bank and Trust Company, references to “the SEC” represent the Securities and Exchange Commission, references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC and references to “OTC”, if any, represent over-the-counter. Unless otherwise noted, the “reporting period” represents the period from December 1, 2017 through May 31, 2018.

Putnam High Yield Fund (the fund) is a Massachusetts business trust, which is registered under the Investment Company Act of 1940, as amended, as a diversified open-end management investment company. The goal of the fund is to seek high current income. Capital growth is a secondary goal when consistent with achieving high current income. The fund invests mainly in bonds that are obligations of U.S. companies, are below investment-grade in quality (sometimes referred to as “junk bonds”), and have intermediate- to long-term maturities (three years or longer). Under normal circumstances, Putnam Management invests at least 80% of the fund’s net assets in securities rated below-investment-grade. This policy may be changed only after 60 days’ notice to shareholders. Putnam Management may also invest in other debt instruments, including loans. Putnam Management may consider, among other factors, credit, interest rate and prepayment risks, as well as general market conditions, when deciding whether to buy or sell investments. The fund may also use derivatives, such as futures, options, certain foreign currency transactions and swap contracts, for both hedging and non-hedging purposes.

The fund offers class A, class B, class C, class M, class R and class Y shares. The fund began offering class R6 shares on May 22, 2018. Purchases of class B shares are closed to new and existing investors except by exchange from class B shares of another Putnam fund or through dividend and/or capital gains reinvestment. Class A and class M shares are sold with a maximum front-end sales charge of 4.00% and 3.25%, respectively. Class A shares generally are not subject to a contingent deferred sales charge, and class M, class R and class Y shares are not subject to a contingent deferred sales charge. Class B shares, which convert to class A shares after approximately eight years, are not subject to a front-end sales charge and are subject to a contingent deferred sales charge if those shares are redeemed within six years of purchase. Class C shares are subject to a one-year 1.00% contingent deferred sales charge and generally convert to class A shares after approximately ten years. Prior to April 1, 2018, class C shares did not convert to class A shares. Class R shares, which are not available to all investors, are sold at net asset value. The expenses for class A, class B, class C, class M and class R shares may differ based on the distribution fee of each class, which is identified in Note 2. Class R6 and class Y shares, which are sold at net asset value, are generally subject to the same expenses as class A, class B, class C, class M and class R shares, but do not bear a distribution fee. Class R6 and class Y shares are not available to all investors.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund’s management team expects the risk of material loss to be remote.

The fund has entered into contractual arrangements with an investment adviser, administrator, distributor, shareholder servicing agent and custodian, who each provide services to the fund. Unless expressly stated otherwise, shareholders are not parties to, or intended beneficiaries of these contractual arrangements, and these contractual arrangements are not intended to create any shareholder right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the fund.

Under the fund’s Agreement and Declaration of Trust, any claims asserted against or on behalf of the Putnam Funds, including claims against Trustees and Officers, must be brought in state and federal courts located within the Commonwealth of Massachusetts.

Note 1: Significant accounting policies

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations. Actual results could differ from those estimates. Subsequent events after the Statement of assets and liabilities date through the date that the financial statements were issued have been evaluated in the preparation of the financial statements.

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses

48 High Yield Fund

unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. If the fund were liquidated, shares of each class would receive their pro-rata share of the net assets of the fund. In addition, the Trustees declare separate dividends on each class of shares.

Security valuation Portfolio securities and other investments are valued using policies and procedures adopted by the Board of Trustees. The Trustees have formed a Pricing Committee to oversee the implementation of these procedures and have delegated responsibility for valuing the fund’s assets in accordance with these procedures to Putnam Management. Putnam Management has established an internal Valuation Committee that is responsible for making fair value determinations, evaluating the effectiveness of the pricing policies of the fund and reporting to the Pricing Committee.

Investments for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets, and are classified as Level 1 securities under Accounting Standards Codification 820 Fair Value Measurements and Disclosures (ASC 820). If no sales are reported, as in the case of some securities that are traded OTC, a security is valued at its last reported bid price and is generally categorized as a Level 2 security.

Investments in open-end investment companies (excluding exchange-traded funds), if any, which can be classified as Level 1 or Level 2 securities, are valued based on their net asset value. The net asset value of such investment companies equals the total value of their assets less their liabilities and divided by the number of their outstanding shares.

Market quotations are not considered to be readily available for certain debt obligations (including short-term investments with remaining maturities of 60 days or less) and other investments; such investments are valued on the basis of valuations furnished by an independent pricing service approved by the Trustees or dealers selected by Putnam Management. Such services or dealers determine valuations for normal institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships, generally recognized by institutional traders, between securities (which consider such factors as security prices, yields, maturities and ratings). These securities will generally be categorized as Level 2.

Many securities markets and exchanges outside the U.S. close prior to the scheduled close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the scheduled close of the New York Stock Exchange. Accordingly, on certain days, the fund will fair value certain foreign equity securities taking into account multiple factors including movements in the U.S. securities markets, currency valuations and comparisons to the valuation of American Depository Receipts, exchange-traded funds and futures contracts. The foreign equity securities, which would generally be classified as Level 1 securities, will be transferred to Level 2 of the fair value hierarchy when they are valued at fair value. The number of days on which fair value prices will be used will depend on market activity and it is possible that fair value prices will be used by the fund to a significant extent. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate.

To the extent a pricing service or dealer is unable to value a security or provides a valuation that Putnam Management does not believe accurately reflects the security’s fair value, the security will be valued at fair value by Putnam Management in accordance with policies and procedures approved by the Trustees. Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures, recovery rates, sales and other multiples and resale restrictions. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs.

To assess the continuing appropriateness of fair valuations, the Valuation Committee reviews and affirms the reasonableness of such valuations on a regular basis after considering all relevant information that is reasonably available. Such valuations and procedures are reviewed periodically by the Trustees. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.

High Yield Fund 49

Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income, net of any applicable withholding taxes, is recorded on the accrual basis. Dividend income, net of any applicable withholding taxes, is recognized on the ex-dividend date except that certain dividends from foreign securities, if any, are recognized as soon as the fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair value of the securities received. Dividends representing a return of capital or capital gains, if any, are reflected as a reduction of cost and/or as a realized gain. All premiums/discounts are amortized/accreted on a yield-to-maturity basis.

The fund earned certain fees in connection with its senior loan purchasing activities. These fees are treated as market discount and are amortized into income in the Statement of operations.

Foreign currency translation The accounting records of the fund are maintained in U.S. dollars. The fair value of foreign securities, currency holdings, and other assets and liabilities is recorded in the books and records of the fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when earned or incurred. The fund does not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market prices of the securities. Such gains and losses are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net realized exchange gains or losses on disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions and the difference between the amount of investment income and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized appreciation and depreciation of assets and liabilities in foreign currencies arise from changes in the value of assets and liabilities other than investments at the period end, resulting from changes in the exchange rate.

Forward currency contracts The fund buys and sells forward currency contracts, which are agreements between two parties to buy and sell currencies at a set price on a future date. These contracts are used for hedging currency exposures.

The U.S. dollar value of forward currency contracts is determined using current forward currency exchange rates supplied by a quotation service. The fair value of the contract will fluctuate with changes in currency exchange rates. The contract is marked to market daily and the change in fair value is recorded as an unrealized gain or loss. The fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed when the contract matures or by delivery of the currency. The fund could be exposed to risk if the value of the currency changes unfavorably, if the counterparties to the contracts are unable to meet the terms of their contracts or if the fund is unable to enter into a closing position. Risks may exceed amounts recognized on the Statement of assets and liabilities.

Forward currency contracts outstanding at period end, if any, are listed after the fund’s portfolio.

Credit default contracts The fund entered into OTC and/or centrally cleared credit default contracts to hedge credit risk, for gaining liquid exposure to individual names, and to hedge market risk.

In OTC and centrally cleared credit default contracts, the protection buyer typically makes a periodic stream of payments to a counterparty, the protection seller, in exchange for the right to receive a contingent payment upon the occurrence of a credit event on the reference obligation or all other equally ranked obligations of the reference entity. Credit events are contract specific but may include bankruptcy, failure to pay, restructuring and obligation acceleration. For OTC credit default contracts, an upfront payment received by the fund is recorded as a liability on the fund’s books. An upfront payment made by the fund is recorded as an asset on the fund’s books. Centrally cleared credit default contracts provide the same rights to the protection buyer and seller except the payments between parties, including upfront premiums, are settled through a central clearing agent through variation margin payments. Upfront and periodic payments received or paid by the fund for OTC and centrally cleared credit default contracts are recorded as realized gains or losses at the reset date or close of the contract. The OTC and centrally cleared credit default contracts are marked to market daily based upon quotations from an independent pricing service or market makers. Any change in value of OTC credit default contracts is recorded as an unrealized gain or loss. Daily fluctuations in the value of centrally cleared credit default contracts are recorded in variation margin on the Statement of assets and liabilities and recorded as unrealized gain or loss. Upon the

50 High Yield Fund

occurrence of a credit event, the difference between the par value and fair value of the reference obligation, net of any proportional amount of the upfront payment, is recorded as a realized gain or loss.

In addition to bearing the risk that the credit event will occur, the fund could be exposed to market risk due to unfavorable changes in interest rates or in the price of the underlying security or index or the possibility that the fund may be unable to close out its position at the same time or at the same price as if it had purchased the underlying reference obligations. In certain circumstances, the fund may enter into offsetting OTC and centrally cleared credit default contracts which would mitigate its risk of loss. Risks of loss may exceed amounts recognized on the Statement of assets and liabilities. The fund’s maximum risk of loss from counterparty risk, either as the protection seller or as the protection buyer, is the fair value of the contract. This risk may be mitigated for OTC credit default contracts by having a master netting arrangement between the fund and the counterparty and for centrally cleared credit default contracts through the daily exchange of variation margin. Counterparty risk is further mitigated with respect to centrally cleared credit default swap contracts due to the clearinghouse guarantee fund and other resources that are available in the event of a clearing member default. Where the fund is a seller of protection, the maximum potential amount of future payments the fund may be required to make is equal to the notional amount.

OTC and centrally cleared credit default contracts outstanding, including their respective notional amounts at period end, if any, are listed after the fund’s portfolio.

Master agreements The fund is a party to ISDA (International Swaps and Derivatives Association, Inc.) Master Agreements (Master Agreements) with certain counterparties that govern OTC derivative and foreign exchange contracts entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the Master Agreements, collateral posted to the fund is held in a segregated account by the fund’s custodian and, with respect to those amounts which can be sold or repledged, is presented in the fund’s portfolio. Collateral posted to the fund which cannot be sold or repledged totaled $117,054 at the close of the reporting period.

Collateral pledged by the fund is segregated by the fund’s custodian and identified in the fund’s portfolio. Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities as agreed to by the fund and the applicable counterparty. Collateral requirements are determined based on the fund’s net position with each counterparty.

Termination events applicable to the fund may occur upon a decline in the fund’s net assets below a specified threshold over a certain period of time. Termination events applicable to counterparties may occur upon a decline in the counterparty’s long-term and short-term credit ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all derivative and foreign exchange contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the fund’s counterparties to elect early termination could impact the fund’s future derivative activity.

At the close of the reporting period, the fund had a net liability position of $15,283 on open derivative contracts subject to the Master Agreements. There was no collateral posted by the fund at period end for these agreements.

Interfund lending The fund, along with other Putnam funds, may participate in an interfund lending program pursuant to an exemptive order issued by the SEC. This program allows the fund to borrow from or lend to other Putnam funds that permit such transactions. Interfund lending transactions are subject to each fund’s investment policies and borrowing and lending limits. Interest earned or paid on the interfund lending transaction will be based on the average of certain current market rates. During the reporting period, the fund did not utilize the program.

Lines of credit The fund participates, along with other Putnam funds, in a $317.5 million unsecured committed line of credit and a $235.5 million unsecured uncommitted line of credit, both provided by State Street. Borrowings may be made for temporary or emergency purposes, including the funding of shareholder redemption requests and trade settlements. Interest is charged to the fund based on the fund’s borrowing at a rate equal to 1.25% plus the higher of (1) the Federal Funds rate and (2) the overnight LIBOR for the committed line of credit and the Federal Funds rate plus 1.30% for the uncommitted line of credit. A closing fee equal to 0.04% of the committed line of credit plus a $25,000 flat fee and 0.04% of the uncommitted line of credit has been paid by the participating funds. In addition, a commitment fee of 0.21% per annum on any unutilized portion of the committed line of credit is allocated to the participating funds based on their relative net assets and paid quarterly. During the reporting period, the fund had no borrowings against these arrangements.

High Yield Fund 51

Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time period and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended (the Code), applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code.

The fund is subject to the provisions of Accounting Standards Codification 740 Income Taxes (ASC 740). ASC 740 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The fund did not have a liability to record for any unrecognized tax benefits in the accompanying financial statements. No provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains. Each of the fund’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

The fund may also be subject to taxes imposed by governments of countries in which it invests. Such taxes are generally based on either income or gains earned or repatriated. The fund accrues and applies such taxes to net investment income, net realized gains and net unrealized gains as income and/or capital gains are earned. In some cases, the fund may be entitled to reclaim all or a portion of such taxes, and such reclaim amounts, if any, are reflected as an asset on the fund’s books. In many cases, however, the fund may not receive such amounts for an extended period of time, depending on the country of investment.

Under the Regulated Investment Company Modernization Act of 2010, the fund will be permitted to carry forward capital losses incurred for an unlimited period and the carry forwards will retain their character as either short-term or long-term capital losses. At November 30, 2017, the fund had a capital loss carryover of $81,204,073 available to the extent allowed by the Code to offset future net capital gain, if any. As a result of the May 5, 2017 merger, the fund acquired $198,538,153 in capital loss carryovers from Putnam High Yield Trust, which are subject to limitations imposed by the Code. The amounts of the combined carryovers are as follows:

	Loss carryover
Short-term	Long-term	Total
N/A	$81,204,073	$81,204,073

Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations.

The aggregate identified cost on a tax basis is $1,473,980,058, resulting in gross unrealized appreciation and depreciation of $27,484,102 and $56,392,340, respectively, or net unrealized depreciation of $28,908,238.

Note 2: Management fee, administrative services and other transactions

The fund pays Putnam Management a management fee (based on the fund’s average net assets and computed and paid monthly) at annual rates that may vary based on the average of the aggregate net assets of all open-end mutual funds sponsored by Putnam Management (excluding net assets of funds that are invested in, or that are invested in by, other Putnam funds to the extent necessary to avoid “double counting” of those assets). Such annual rates may vary as follows:

0.720%	of the first $5 billion,	0.520%	of the next $50 billion,
0.670%	of the next $5 billion,	0.500%	of the next $50 billion,
0.620%	of the next $10 billion,	0.490%	of the next $100 billion and
0.570%	of the next $10 billion,	0.485%	of any excess thereafter.

For the reporting period, the management fee represented an effective rate (excluding the impact from any expense waivers in effect) of 0.281% of the fund’s average net assets.

Putnam Management has contractually agreed, through March 30, 2019, to waive fees or reimburse the fund’s expenses to the extent necessary to limit the cumulative expenses of the fund, exclusive of brokerage, interest,

52 High Yield Fund

taxes, investment-related expenses, extraordinary expenses, acquired fund fees and expenses and payments under the fund’s investor servicing contract, investment management contract and distribution plans, on a fiscal year-to-date basis to an annual rate of 0.20% of the fund’s average net assets over such fiscal year-to-date period. During the reporting period, the fund’s expenses were not reduced as a result of this limit.

Putnam Investments Limited (PIL), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund as determined by Putnam Management from time to time. PIL did not manage any portion of the assets of the fund during the reporting period. If Putnam Management were to engage the services of PIL, Putnam Management would pay a quarterly sub-management fee to PIL for its services at an annual rate of 0.40% of the average net assets of the portion of the fund managed by PIL.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund’s assets are provided by State Street. Custody fees are based on the fund’s asset level, the number of its security holdings and transaction volumes.

Putnam Investor Services, Inc., an affiliate of Putnam Management, provides investor servicing agent functions to the fund. Putnam Investor Services, Inc. received fees for investor servicing for class A, class B, class C, class M, class R, class R6 and class Y shares that included (1) a per account fee for each direct and underlying non-defined contribution account (retail account) of the fund; (2) a specified rate of the fund’s assets attributable to defined contribution plan accounts; and (3) a specified rate based on the average net assets in retail accounts. Putnam Investor Services, Inc. has agreed that the aggregate investor servicing fees for each fund’s retail and defined contribution accounts for these share classes will not exceed an annual rate of 0.25% of the fund’s average assets attributable to such accounts.

Class R6 shares paid a monthly fee based on the average net assets of class R6 shares at an annual rate of 0.05%.

During the reporting period, the expenses for each class of shares related to investor servicing fees were as follows:

Class A	$829,378	Class R	22,661
Class B	16,160	ClassR 6	*
Class C	42,816	Class Y	264,745
Class M	71,966	Total	$1,247,726

* This represents less than $1

The fund has entered into expense offset arrangements with Putnam Investor Services, Inc. and State Street whereby Putnam Investor Services, Inc.’s and State Street’s fees are reduced by credits allowed on cash balances. For the reporting period, the fund’s expenses were reduced by $4,373 under the expense offset arrangements.

Each Independent Trustee of the fund receives an annual Trustee fee, of which $1,118, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees also are reimbursed for expenses they incur relating to their services as Trustees.

The fund has adopted a Trustee Fee Deferral Plan (the Deferral Plan) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the Pension Plan) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

The fund has adopted distribution plans (the Plans) with respect to the following share classes pursuant to Rule 12b–1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management Limited Partnership, an indirect wholly-owned subsidiary of Putnam Investments, LLC, for services

High Yield Fund 53

provided and expenses incurred in distributing shares of the fund. The Plans provide payments by the fund to Putnam Retail Management Limited Partnership at an annual rate of up to the following amounts (Maximum %) of the average net assets attributable to each class. The Trustees have approved payment by the fund at the following annual rate (Approved %) of the average net assets attributable to each class. During the reporting period, the class-specific expenses related to distribution fees were as follows:

	Maximum %	Approved %	Amount
Class A	0.35%	0.25%	$1,277,637
Class B	1.00%	1.00%	99,630
Class C	1.00%	1.00%	264,222
Class M	1.00%	0.50%	221,569
Class R	1.00%	0.50%	69,815
Total			$1,932,873

For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received net commissions of $32,796 and $2,651 from the sale of class A and class M shares, respectively, and received $9,735 and $261 in contingent deferred sales charges from redemptions of class B and class C shares, respectively.

A deferred sales charge of up to 1.00% is assessed on certain redemptions of class A shares. For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received $77 on class A redemptions.

Note 3: Purchases and sales of securities

During the reporting period, the cost of purchases and the proceeds from sales, excluding short-term investments, were as follows:

	Cost of purchases	Proceeds from sales
Investments in securities (Long-term)	$275,096,754	$366,345,376
U.S. government securities (Long-term)	—	—
Total	$275,096,754	$366,345,376

The fund may purchase or sell investments from or to other Putnam funds in the ordinary course of business, which can reduce the fund’s transaction costs, at prices determined in accordance with SEC requirements and policies approved by the Trustees. During the reporting period, purchases or sales of long-term securities from or to other Putnam funds, if any, did not represent more than 5% of the fund’s total cost of purchases and/or total proceeds from sales.

Note 4: Capital shares

At the close of the reporting period, there were an unlimited number of shares of beneficial interest authorized. Transactions, including, if applicable, direct exchanges pursuant to share conversions, in capital shares were as follows:

	SIX MONTHS ENDED 5/31/18		YEAR ENDED 11/30/17
Class A	Shares	Amount	Shares	Amount
Shares sold	14,755,044	$86,764,930	18,406,304	$109,760,797
Shares issued in connection with
reinvestment of distributions	3,790,030	22,198,375	5,847,876	34,523,126
Shares issued in connection with the
merger of Putnam High Yield Trust Fund	—	—	133,323,321	787,026,662
	18,545,074	108,963,305	157,577,501	931,310,585
Shares repurchased	(26,012,928)	(152,403,439)	(33,109,389)	(195,807,929)
Net increase (decrease)	(7,467,854)	$(43,440,134)	124,468,112	$735,502,656

54 High Yield Fund

	SIX MONTHS ENDED 5/31/18		YEAR ENDED 11/30/17
Class B	Shares	Amount	Shares	Amount
Shares sold	54,016	$310,508	225,530	$1,198,597
Shares issued in connection with
reinvestment of distributions	64,480	367,776	134,947	775,033
Shares issued in connection with the
merger of Putnam High Yield Trust Fund	—	—	1,960,101	11,273,194
	118,496	678,284	2,320,578	13,246,824
Shares repurchased	(745,153)	(4,252,526)	(1,184,199)	(6,820,657)
Net increase (decrease)	(626,657)	$(3,574,242)	1,136,379	$6,426,167

	SIX MONTHS ENDED 5/31/18		YEAR ENDED 11/30/17
Class C	Shares	Amount	Shares	Amount
Shares sold	3,019,344	$17,265,521	1,818,421	$10,376,106
Shares issued in connection with
reinvestment of distributions	179,774	1,020,942	345,214	1,976,454
Shares issued in connection with the
merger of Putnam High Yield Trust Fund	—	—	8,045,926	46,077,644
	3,199,118	18,286,463	10,209,561	58,430,204
Shares repurchased	(4,867,662)	(27,613,934)	(4,311,929)	(24,745,660)
Net increase (decrease)	(1,668,544)	$(9,327,471)	5,897,632	$33,684,544

	SIX MONTHS ENDED 5/31/18		YEAR ENDED 11/30/17
Class M	Shares	Amount	Shares	Amount
Shares sold	867,284	$5,113,517	958,043	$4,860,516
Shares issued in connection with
reinvestment of distributions	82,493	481,200	109,044	641,790
Shares issued in connection with the
merger of Putnam High Yield Trust Fund	—	—	2,206,868	12,983,534
	949,777	5,594,717	3,273,955	18,485,840
Shares repurchased	(1,238,461)	(7,205,032)	(1,606,036)	(9,452,218)
Net increase (decrease)	(288,684)	$(1,610,315)	1,667,919	$9,033,622

	SIX MONTHS ENDED 5/31/18		YEAR ENDED 11/30/17
Class R	Shares	Amount	Shares	Amount
Shares sold	856,127	$4,998,543	1,258,865	$7,197,867
Shares issued in connection with
reinvestment of distributions	111,748	651,732	233,884	1,373,364
Shares issued in connection with the
merger of Putnam High Yield Trust Fund	—	—	1,390,270	8,177,632
	967,875	5,650,275	2,883,019	16,748,863
Shares repurchased	(1,136,146)	(6,639,322)	(2,232,509)	(13,135,009)
Net increase (decrease)	(168,271)	$(989,047)	650,510	$3,613,854

High Yield Fund 55

	FOR THE PERIOD 5/22/18 (COMMENCEMENT OF
	OPERATIONS) TO 5/31/18
Class R6	Shares	Amount
Shares sold	1,647	$10,000
Shares issued in connection with reinvestment of distributions	—	—
	1,647	10,000
Shares repurchased	—	—
Net increase	1,647	$10,000

	SIX MONTHS ENDED 5/31/18		YEAR ENDED 11/30/17
Class Y	Shares	Amount	Shares	Amount
Shares sold	9,354,121	$57,998,372	24,426,499	$151,506,630
Shares issued in connection with
reinvestment of distributions	1,234,410	7,600,665	1,929,461	11,948,294
Shares issued in connection with the
merger of Putnam High Yield Trust Fund	—	—	38,637,155	239,140,618
	10,588,531	65,599,037	64,993,115	402,595,542
Shares repurchased	(17,943,517)	(110,647,407)	(23,885,104)	(148,050,147)
Net increase (decrease)	(7,354,986)	$(45,048,370)	41,108,011	$254,545,395

At the close of the reporting period, Putnam Investments, LLC owned the following shares of the fund:

	Shares owned	Percentage of ownership	Value
Class R6	1,647	100.0%	$9,989

Note 5: Affiliated transactions

Transactions during the reporting period with any company which is under common ownership or control were as follows:

					Shares
					outstanding
					and fair
	Fair value as	Purchase	Sale	Investment	value as
Name of affiliate	of 11/30/17	cost	proceeds	income	of 5/31/18
Short-term investments
Putnam Short Term
Investment Fund*	$33,017,574	$278,577,241	$253,419,017	$432,667	$58,175,798
Total Short-term
investments	$33,017,574	$278,577,241	$253,419,017	$432,667	$58,175,798

* Management fees charged to Putnam Short Term Investment Fund have been waived by Putnam Management. There were no realized or unrealized gains or losses during the period.

Note 6: Market, credit and other risks

In the normal course of business, the fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the contracting party to the transaction to perform (credit risk). The fund may be exposed to additional credit risk that an institution or other entity with which the fund has unsettled or open transactions will default. Investments in foreign securities involve certain risks, including those related to economic instability, unfavorable political developments, and currency fluctuations. The fund may invest in higher-yielding, lower-rated bonds that may have a higher rate of default.

56 High Yield Fund

Note 7: Senior loan commitments

Senior loans are purchased or sold on a when-issued or delayed delivery basis and may be settled a month or more after the trade date, which from time to time can delay the actual investment of available cash balances; interest income is accrued based on the terms of the securities. Senior loans can be acquired through an agent, by assignment from another holder of the loan, or as a participation interest in another holder’s portion of the loan. When the fund invests in a loan or participation, the fund is subject to the risk that an intermediate participant between the fund and the borrower will fail to meet its obligations to the fund, in addition to the risk that the borrower under the loan may default on its obligations.

Note 8: Summary of derivative activity

The volume of activity for the reporting period for any derivative type that was held during the period is listed below and was based on an average of the holdings at the end of each fiscal quarter:

Forward currency contracts (contract amount)	$11,700,000
Centrally cleared credit default contracts (notional)	$8,000,000
Warrants (number of warrants)	36,000

The following is a summary of the fair value of derivative instruments as of the close of the reporting period:

Fair value of derivative instruments as of the close of the reporting period
	ASSET DERIVATIVES		LIABILITY DERIVATIVES
Derivatives not
accounted for as	Statement of		Statement of
hedging instruments	assets and		assets and
under ASC 815	liabilities location	Fair value	liabilities location	Fair value
Receivables, Net
	assets — Unrealized		Payables, Net assets —
Credit contracts	appreciation	$—	Unrealized depreciation	$566,995*
Foreign exchange
contracts	Investments, Receivables	362,775	Payables	30,372
Investments,
Receivables, Net
	assets — Unrealized		Payables, Net assets —
Equity contracts	appreciation	23,449	Unrealized depreciation	—
Total		$386,224		$597,367

* Includes cumulative appreciation/depreciation of centrally cleared swaps as reported in the fund’s portfolio. Only current day’s variation margin is reported within the Statement of assets and liabilities.

The following is a summary of realized and change in unrealized gains or losses of derivative instruments in the Statement of operations for the reporting period (Note 1):

Amount of realized gain or (loss) on derivatives recognized in net gain or (loss) on investments
Derivatives not accounted for as hedging	Forward currency
instruments under ASC 815	contracts	Swaps	Total
Credit contracts	$—	$(140,541)	$(140,541)
Foreign exchange contracts	(168,444)	—	(168,444)
Total	$(168,444)	$(140,541)	$(308,985)

High Yield Fund 57

Change in unrealized appreciation or (depreciation) on derivatives recognized in net gain or (loss)
on investments
Derivatives not
accounted for as		Forward
hedging instruments		currency
under ASC 815	Warrants	contracts	Swaps	Total
Credit contracts	$—	$—	$35,313	$35,313
Foreign exchange
contracts	—	343,828	—	343,828
Equity contracts	3,016	—	—	3,016
Total	$3,016	$343,828	$35,313	$382,157

Note 9: Offsetting of financial and derivative assets and liabilities

The following table summarizes any derivatives, repurchase agreements and reverse repurchase agreements, at the end of the reporting period, that are subject to an enforceable master netting agreement or similar agreement. For securities lending transactions or borrowing transactions associated with securities sold short, if any, see Note 1. For financial reporting purposes, the fund does not offset financial assets and financial liabilities that are subject to the master netting agreements in the Statement of assets and liabilities.

	Bank of America N.A.	Barclays Bank PLC	Barclays Capital, Inc. (clearing broker)	Citibank, N.A.	Goldman Sachs International	JPMorgan Chase Bank N.A.	State Street Bank and Trust Co.	Total
Assets:
Centrally cleared
credit default	$—	$—	$6,628	$—	$—	$—	$—	$6,628
contracts§
Forward currency	210,724	3,812	—	7,833	107,889	17,428	15,089	362,775
contracts#
Total Assets	$210,724	$3,812	$6,628	$7,833	$107,889	$17,428	$15,089	$369,403
Liabilities:
Centrally cleared
credit default	—	—	—	—	—	—	—	—
contracts§
Forward currency	—	—	—	—	—	—	30,372	30,372
contracts#
Total Liabilities	$—	$—	$—	$—	$—	$—	$30,372	$30,372
Total Financial
and Derivative	$210,724	$3,812	$6,628	$7,833	$107,889	$17,428	$(15,283)	$339,031
Net Assets
Total collateral
received	$210,724	$—	$—	$—	$107,889	$—	$—
(pledged)†##
Net amount	$—	$3,812	$6,628	$7,833	$—	$17,428	$(15,283)

58 High Yield Fund

	Bank of America N.A.	Barclays Bank PLC	Barclays Capital, Inc. (clearing broker)	Citibank, N.A.	Goldman Sachs International	JPMorgan Chase Bank N.A.	State Street Bank and Trust Co.	Total
Controlled collateral
received (including	$257,672	$—	$—	$—	$—	$—	$—	$257,672
TBA commitments)**
Uncontrolled
collateral received	$—	$—	$—	$—	$117,054	$—	$—	$117,054
Collateral (pledged)
(including TBA	$—	$—	$—	$—	$—	$—	$—	$—
commitments)**

** Included with Investments in securities on the Statement of assets and liabilities.

† Additional collateral may be required from certain brokers based on individual agreements.

# Covered by master netting agreement (Note 1).

## Any over-collateralization of total financial and derivative net assets is not shown. Collateral may include amounts related to unsettled agreements.

§ Includes current day’s variation margin only as reported on the Statement of assets and liabilities, which is not collateralized. Cumulative appreciation/(depreciation) for centrally cleared swap contracts is represented in the tables listed after the fund’s portfolio. Collateral pledged for centrally cleared swap contracts, which is not included in the table above, amounted to $259,166.

Note 10: Acquisition of Putnam High Yield Trust

On May 8, 2017, the fund issued 133,323,321; 1,960,101; 8,045,926; 2,206,868; 1,390,270 and 38,637,155 class A, class B, class C, class M, class R, and class Y shares, respectively, for 102,575,817; 1,471,128; 6,066,094; 1,682,679; 1,092,362; and 31,949,627 class A, class B, class C, class M, class R and class Y shares of Putnam High Yield Trust to acquire that fund’s net assets in a tax-free exchange approved by the fund’s Board of Trustees. The purpose of the transaction was to combine two Putnam funds with substantially similar investment objectives and investment strategies into a single Putnam fund with a larger asset base and therefore potentially lower expenses for fund shareholders. The investment portfolio of Putnam High Yield Trust, with a fair value of $1,068,704,680 and an identified cost of $1,050,423,181 at May 5, 2017, was the principal asset acquired by the fund. The net assets of the fund and Putnam High Yield Trust on May 5, 2017, were $584,134,939 and $1,104,679,284, respectively. On May 5, 2017, Putnam High Yield Trust had distributions in excess of net investment income of $3,987,937, accumulated net realized loss of $291,058,489 and unrealized appreciation of $18,282,179. The aggregate net assets of the fund immediately following the acquisition were $1,688,814,223.

Assuming the acquisition had been completed on December 1, 2016, the fund’s pro forma results of operations for the reporting period are as follows:

Net investment Income	$86,606,483
Net gain on investments	$45,852,363
Net Increase in net assets resulting from operations	$132,458,846

Because the combined investment portfolios have been managed as a single portfolio since the acquisition was completed, it is not practicable to separate the amounts of revenue and earnings of Putnam High Yield Trust that have been included in the fund’s Statement of operations for the current fiscal period.

Note 11: New accounting pronouncements

In March 2017, the Financial Accounting Standards Board issued Accounting Standards Update (ASU) No. 2017–08, Receivables — Nonrefundable Fees and Other Costs (Subtopic 310–20): Premium Amortization on Purchased Callable Debt Securities. The amendments in the ASU shorten the amortization period for certain callable debt securities held at a premium, to be amortized to the earliest call date. The ASU is effective for fiscal years and interim periods within those fiscal years beginning after December 15, 2018. Management is currently evaluating the impact, if any, of applying this provision.

High Yield Fund 59

Services for shareholders

Investor services

Systematic investment plan Tell us how much you wish to invest regularly — weekly, semimonthly, or monthly — and the amount you choose will be transferred automatically from your checking or savings account. There’s no additional fee for this service, and you can suspend it at any time. This plan may be a great way to save for college expenses or to plan for your retirement.

Please note that regular investing does not guarantee a profit or protect against loss in a declining market. Before arranging a systematic investment plan, consider your financial ability to continue making purchases in periods when prices are low.

Systematic exchange You can make regular transfers from one Putnam fund to another Putnam fund. There are no additional fees for this service, and you can cancel or change your options at any time.

Dividends PLUS You can choose to have the dividend distributions from one of your Putnam funds automatically reinvested in another Putnam fund at no additional charge.

Free exchange privilege You can exchange money between Putnam funds free of charge, as long as they are the same class of shares. A signature guarantee is required if you are exchanging more than $500,000. The fund reserves the right to revise or terminate the exchange privilege.

Reinstatement privilege If you’ve sold Putnam shares or received a check for a dividend or capital gain, you may reinvest the proceeds with Putnam within 90 days of the transaction and they will be reinvested at the fund’s current net asset value — with no sales charge. However, reinstatement of class B shares may have special tax consequences. Ask your financial or tax representative for details.

Check-writing service You have ready access to many Putnam accounts. It’s as simple as writing a check, and there are no special fees or service charges. For more information about the check-writing service, call Putnam or visit our website.

Dollar cost averaging When you’re investing for long-term goals, it’s time, not timing, that counts. Investing on a systematic basis is a better strategy than trying to figure out when the markets will go up or down. This means investing the same amount of money regularly over a long period. This method of investing is called dollar cost averaging. When a fund’s share price declines, your investment dollars buy more shares at lower prices. When it increases, they buy fewer shares. Over time, you will pay a lower average price per share.

For more information

Visit the Individual Investors section at putnam.com A secure section of our website contains complete information on your account, including balances and transactions, updated daily. You may also conduct transactions, such as exchanges, additional investments, and address changes. Log on today to get your password.

Call us toll free at 1-800-225-1581 Ask a helpful Putnam representative or your financial advisor for details about any of these or other services, or see your prospectus.

60 High Yield Fund

Fund information

Founded over 80 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We manage over 100 funds across income, value, blend, growth, asset allocation, absolute return, and global sector categories.

Investment Manager	Trustees	Michael J. Higgins
Putnam Investment	Kenneth R. Leibler, Chair	Vice President, Treasurer,
Management, LLC	Liaquat Ahamed	and Clerk
One Post Office Square	Ravi Akhoury
Boston, MA 02109	Barbara M. Baumann	Janet C. Smith
	Katinka Domotorffy	Vice President,
Investment Sub-Advisor	Catharine Bond Hill	Principal Financial Officer,
Putnam Investments Limited	Paul L. Joskow	Principal Accounting Officer,
16 St James’s Street	Robert E. Patterson	and Assistant Treasurer
London, England SW1A 1ER	George Putnam, III
	Robert L. Reynolds	Susan G. Malloy
Marketing Services	Manoj P. Singh	Vice President and
Putnam Retail Management		Assistant Treasurer
One Post Office Square	Officers
Boston, MA 02109	Robert L. Reynolds	Mark C. Trenchard
	President	Vice President and
Custodian		BSA Compliance Officer
State Street Bank	Jonathan S. Horwitz
and Trust Company	Executive Vice President,	Nancy E. Florek
	Principal Executive Officer,	Vice President, Director of
Legal Counsel	and Compliance Liaison	Proxy Voting and Corporate
Ropes & Gray LLP		Governance, Assistant Clerk,
	Robert T. Burns	and Assistant Treasurer
Vice President and
	Chief Legal Officer	Denere P. Poulack
Assistant Vice President, Assistant
	James F. Clark	Clerk, and Assistant Treasurer
Vice President and
Chief Compliance Officer

This report is for the information of shareholders of Putnam High Yield Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, the most recent copy of Putnam’s Quarterly Performance Summary, and Putnam’s Quarterly Ranking Summary. For more recent performance, please visit putnam.com. Investors should carefully consider the investment objectives, risks, charges, and expenses of a fund, which are described in its prospectus. For this and other information or to request a prospectus or summary prospectus, call 1-800-225-1581 toll free. Please read the prospectus carefully before investing. The fund’s Statement of Additional Information contains additional information about the fund’s Trustees and is available without charge upon request by calling 1-800-225-1581.

Putnam INVESTMENTS

One Post Office Square
Boston, MA 02109

1-800-225-1581
putnam.com

Electronic service requested

PRSRT STD
U.S. POSTAGE PAID
BROCKTON, MA
PERMIT NO. 600

Go paperless: Log on to putnam.com or scan this code to update your mailing options.

SA032 311445 7/18

Item 2. Code of Ethics:

Not applicable

Item 3. Audit Committee Financial Expert:

Not applicable

Item 4. Principal Accountant Fees and Services:

Not applicable

Item 5. Audit Committee of Listed Registrants

Not applicable

Item 6. Schedule of Investments:

The registrant's schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant's principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission's rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Exhibits:

(a)(1) Not applicable

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Putnam High Yield Fund

By (Signature and Title):

/s/ Janet C. Smith Janet C. Smith Principal Accounting Officer

Date: July 27, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/ Jonathan S. Horwitz Jonathan S. Horwitz Principal Executive Officer

Date: July 27, 2018

By (Signature and Title):

/s/ Janet C. Smith Janet C. Smith Principal Financial Officer

Date: July 27, 2018